UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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FIRST DEFIANCE FINANCIAL CORP.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on

April 20, 2010

and

PROXY STATEMENT

601 Clinton Street

Defiance, Ohio 43512

(419) 782-5015

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 20, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (“Annual Meeting”) of First Defiance Financial Corp. (“First Defiance”) will be held at the Operations Center of its subsidiary First Federal Bank of the Midwest, located at 25600 Elliott Road, Defiance, Ohio 43512, on Tuesday, April 20, 2010 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1)	To elect four (4) directors;

(2)	To consider and approve a non-binding advisory vote on First Defiance’s executive compensation;

(3)	To approve First Defiance’s 2010 Equity Incentive Plan; and

(4)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed March 5, 2010 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

BY ORDER OF THE BOARD OF DIRECTORS

William J. Small
Chairman, President and Chief Executive Officer

March 16, 2010

Defiance, Ohio

Your vote on these matters is important, regardless of the number of shares you own, and all shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented. In order to ensure that your shares are represented, I urge you to execute and return the enclosed form of Proxy, or that you submit your Proxy by telephone or Internet promptly.

PROXY STATEMENT

First Defiance Financial Corp.

601 Clinton Street

Defiance, Ohio 43512

2010 ANNUAL MEETING OF SHAREHOLDERS

April 20, 2010

GENERAL

This Proxy Statement is being furnished to holders of common stock, $0.01 par value per share (“Common Stock”), of First Defiance Financial Corp. (“First Defiance” or the “Company”). Proxies are being solicited on behalf of the Board of Directors of First Defiance to be used at the Annual Meeting of Shareholders (“Annual Meeting”) to be held at the Operations Center of First Federal Bank of the Midwest (“First Federal”) located at 25600 Elliott Road, Defiance, Ohio 43512, on Tuesday, April 20, 2010 at 2:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about March 19, 2010.

First Defiance’s policy is to send a single annual report and proxy statement to multiple shareholders of record that share the same address unless First Defiance receives instructions to the contrary. However, each shareholder of record receives a separate proxy card. This practice, known as “householding,” is designed to reduce printing and postage costs. If you wish to receive a separate copy of this year’s annual report or proxy statement, you may request it by writing to First Defiance at the above address. If you wish to discontinue householding entirely, you may contact Registrar and Transfer Company by telephone at 1-800-368-5948, by e-mail at info@rtco.com, or by written instructions sent to Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016-3572. If you receive multiple copies of the annual report and proxy statement, you may request householding by contacting Registrar and Transfer as noted above. If your shares are held in street name through a bank, broker or other holder of record, you may request householding by contacting that bank, broker or other holder of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 20, 2010

The Proxy Statement, Form 10-K for the year ended December 31, 2009 and the 2009 Annual Report to shareholders are available at www.cfpproxy.com/3874.

PROXIES

The proxy solicited hereby, if properly submitted to First Defiance and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given and the proxy does not represent a broker non-vote, each proxy received will be voted (1) FOR the nominees for director described herein, (2) FOR the approval of First Defiance’s executive compensation, (3) FOR the approval of the First Defiance 2010 Equity Incentive Plan and (4) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice of revocation with the Secretary of First Defiance (John W. Boesling, Secretary, First Defiance Financial Corp., 601 Clinton Street, Defiance, Ohio 43512); (ii) submitting a valid proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving notice of revocation to the Secretary. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

VOTING RIGHTS

Only shareholders of record at the close of business on March 5, 2010 (“Voting Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Voting Record Date, there were 8,117,520 shares of Common Stock issued and outstanding and First Defiance had no other class of equity securities outstanding that are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

The presence, either in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions are considered in determining the presence of a quorum.

REQUIRED VOTE

Shareholders are entitled to cast one vote for each share owned. Directors will be elected by a plurality of the votes cast. First Defiance’s Articles of Incorporation do not permit shareholders to cumulate votes in the election of directors. Abstentions will not affect the plurality vote required for the election of directors. The proposals to approve First Defiance’s 2010 Equity Incentive Plan (“Equity Plan”) and the Company’s executive compensation require that the number of votes cast in favor of each proposal exceed the number of votes cast against it. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect either of these proposals.

The proposal to approve First Defiance’s executive compensation is advisory, so it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The proposal to approve the Equity Plan requires that the number of votes cast in favor of the proposal exceed the number of votes cast against it. Abstentions and broker non-votes will be counted as votes cast and therefore will have the same effect as a vote against the approval of the Equity Plan.

The proposal for the election of directors and the Equity Plan proposal are not “discretionary” items, so you must provide instructions to your brokerage firm in order to cast a vote on these proposals. The non-binding advisory vote on executive compensation is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

PARTICIPATION IN CAPITAL PURCHASE PROGRAM ENACTED AS PART OF TROUBLED ASSETS RELIEF PROGRAM

On December 5, 2008, the Company issued to the United States Department of the Treasury (the “U.S. Treasury”) $37.0 million of First Defiance non-voting preferred stock and a warrant to purchase 550,595 shares of Common Stock at an exercise price of $10.08 per share, subject to certain anti-dilution and other adjustments, in exchange for $37.0 million in cash. This issuance was made under the U.S. Treasury’s Capital Purchase Program (the “CPP”), which was enacted as part of the Troubled Assets Relief Program (“TARP”). The warrant has a ten-year term.

By participating in the CPP, the Company agreed to adopt the U.S. Treasury’s standards for executive compensation and corporate governance for the period during which the U.S. Treasury owns any First Defiance securities . These standards generally apply to our executive officers and are set forth in the American Recovery and Reinvestment Act of 2009 (“ARRA”) and an interim final rule promulgated by the U.S. Treasury under 31 CFR Part 30 on June 15, 2009 and amended on December 7, 2009 (collectively, the “Interim Final Rule”). The executive compensation and corporate governance standards under ARRA and the Interim Final Rule remain in effect during the period in which any obligation arising under the CPP remains outstanding, excluding any period during which the U.S. Treasury holds only the warrant to purchase Common Shares (the “CPP Covered Period”).

PROPOSAL 1

Election of Directors

Composition of the Board

The full Board consists of 11 directors. In 2009, the Board determined that John L. Bookmyer, Stephen L. Boomer, Peter A. Diehl, Jean A. Hubbard, Barbara A. Mitzel, Thomas A. Voigt, Douglas A. Burgei, Dwain I. Metzger, and Samuel S. Strausbaugh are “independent” under the rules of The Nasdaq Stock Market LLC (“Nasdaq”).

The Board is divided into three classes, with two of the classes having four members and the other having three members. The directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the shareholders elect one class of directors at each annual meeting.

The current composition of the Board is:

Directors whose terms expire at this Annual Meeting	John L. Bookmyer Stephen L. Boomer Peter A. Diehl William J. Small

Directors whose terms expire at 2011 Annual Meeting	Jean A. Hubbard Barbara A. Mitzel James L. Rohrs Thomas A. Voigt

Directors whose terms expire at 2012 Annual Meeting	Douglas A. Burgei Dwain I. Metzger Samuel S. Strausbaugh

The election of four directors will take place at the Annual Meeting. Mr. Bookmyer, Mr. Boomer, Mr. Diehl and Mr. Small will be standing for re-election. If elected, each of the four Director nominees will serve on the Board until the annual meeting of shareholders in 2013, and until their successors are duly elected and qualified in accordance with the Company’s Code of Regulations. If any of the four nominees should become unable to accept election, the persons named on the proxy card as proxies may vote for other person(s) selected by the Board of the named proxies. Management has no reason to believe that any of the four nominees for election named below will be unable to serve.

Your Board Recommends That You

Vote FOR All Four Nominees Listed Below.

Nominees For Election as Directors With Terms Expiring at the 2013 Annual Meeting:

John L. Bookmyer	Age:	45
	Director Since:	2005
	Business Experience and Specific Qualifications:

President & CEO of Touch Consulting, LLC and CEO of Pain Management Group since January 2009; Former Chief Operating Officer & Chief Financial Officer of Blanchard Valley Health System, Findlay, OH from 2000 until December 2008. Mr. Bookmyer is a Certified Public Accountant in Ohio and has extensive experience in oversight, leadership and financial matters from his roles at all entities. He is also very familiar with the needs of the region through his interactions with community hospitals and businesses.

Stephen L. Boomer	Age:	59
	Director Since:	1994
	Business Experience and Specific Qualifications:

CEO and President, Arps Dairy, Inc., Defiance, OH since 1997. Mr. Boomer is a respected corporate leader in Defiance thanks to his long and successful tenure leading Arps Dairy. This leadership ability is a valuable asset to the Board of Directors.

Peter A. Diehl	Age:	59
	Director Since:	1997
	Business Experience and Specific Qualifications:

Sales manager JK Ice Ventures, Angola, IN since 2008. Formerly President and CEO of Diehl, Inc., Defiance OH from April 1996 to May 2006. Mr. Diehl has extensive experience as a director with First Defiance as well as Diehl, Inc. This experience aids the Board of Directors with decision making and other important duties and provides enhanced understanding of general management concerns among the Board of Directors.

William J. Small	Age:	59
	Director Since:	1998
	Business Experience and Specific Qualifications:

Chairman, President and CEO of First Defiance and Chairman of First Federal since 1999. Mr. Small also served as Chief Executive Officer of First Federal from 1999 until December 2008. Mr. Small understands both the challenges and opportunities facing First Defiance as well as the details of current operations and finances. The Board of Directors benefits greatly from his extensive knowledge and familiarity with the Company.

Continuing Directors With Terms Expiring at the 2011 Annual Meeting:

Jean A. Hubbard	Age:	52
	Director Since:	2008
	Business Experience and Specific Qualifications:

Corporate Treasurer and Business Manager of The Hubbard Company, Defiance, OH since 2003; Senior Vice President and Human Resource Director, Rurban Financial Corp., 1990 to 2003. Ms. Hubbard offers financial and business expertise through her work as corporate treasurer. Ms. Hubbard also provides the Board of Directors with insight regarding employee and human resource issues from her time at Rurban Financial Corp.

Barbara A. Mitzel	Age:	57
	Director Since:	2008
	Business Experience and Specific Qualifications:

Area Manager of Consumers Energy, Adrian, MI since 2000; City Commissioner, Adrian, MI, from November 1999 until September 2008. Ms. Mitzel is able to provide insight and knowledge of the southeast Michigan market. Her experience with economic development and government and community relations in Michigan is very beneficial to the Board of Directors in understanding the concerns of potential customers.

James L. Rohrs	Age:	62
	Director Since:	2002
	Business Experience and Specific Qualifications:

Executive Vice President of First Defiance and President of First Federal since August 1999. Mr. Rohrs was also appointed Chief Executive Officer of First Federal in December 2008, previously serving as Chief Operating Officer since August 1999. Mr. Rohrs has in-depth knowledge and experience with the operations of First Federal. His detailed insights help to inform the independent directors and allow them to make better decisions.

Thomas A. Voigt	Age:	67
	Director Since:	1995
	Business Experience and Specific Qualifications:

Vice President and General Manager of Bryan Publishing Company, Bryan, OH since 1980. Mr. Voigt offers the Board of Directors a detailed knowledge of the business climate of the community through his work publishing two daily newspapers in the area. He is able keep the Board of Directors well-informed about changing conditions in the region.

Continuing Directors With Terms Expiring at the 2012 Annual Meeting:

Douglas A. Burgei	Age:	55
	Director Since:	1995
	Business Experience and Specific Qualifications:

Veterinarian at Napoleon Veterinary Clinic, Napoleon, OH since 1978; Co-Owner of PetVet / Pampered Pets Bed & Biscuit, Napoleon, OH (since 2003) and Ft. Wayne IN (since 2006). Dr. Burgei possesses a diverse entrepreneurial background with his multiple successful business ventures. His unique perspective brings great value to the Board of Directors.

Dwain I. Metzger	Age:	68
	Director Since:	2005
	Business Experience and Specific Qualifications:

Self-Employed Farmer since 1960. Mr. Metzger has over 30 years of experience as director for various banks. He has served in that capacity during various economic cycles and has experience with mergers and acquisitions. His agricultural experience provides invaluable insight for the Board when evaluating First Federal’s agricultural lending practices and the economic condition of that portfolio.

Samuel S. Strausbaugh	Age:	46
	Director Since:	2006
	Business Experience and Specific Qualifications:

Co-President of Defiance Metal Products, Defiance, OH since September 2006. CFO of Defiance Metal Products from November 1998 to July 2008. Mr. Strausbaugh has important tactical and strategic skills that he has developed in management and executive positions with Defiance Metal. His experience with a growing company helps to inform the Board of Directors when considering future business opportunities.

Board Leadership Structure

Since his appointment as President and CEO in 1999, William J. Small has also served as Chairman of the Board of Directors. The Board of Directors believes that Mr. Small is best situated to serve as Chairman of the Board based upon his significant leadership position with First Defiance and his in-depth familiarity with the Company’s business and industry. In addition, the Board of Directors believes that Mr. Small’s combined roles as Chairman and CEO position him to effectively identify First Defiance’s strategic priorities and lead Board discussions on the execution of Company strategy. While each of First Defiance’s independent directors brings unique experience, oversight and expertise from outside the Company and its industry, Mr. Small’s company-specific experience and expertise allows him to effectively direct Board discussions and focus Board decision-making on those items most important to the Company’s overall success. The Board of Directors believes that the combined role of Chairman and CEO helps promote First Defiance’s overall strategic development and facilitates the efficient flow of information between management and the Board.

While the Board of Directors believes that having a combined Chairman and CEO is essential to First Defiance’s overall strategic development, the Board is also aware that one of its responsibilities is to oversee Company management and make performance, risk and compensation related decisions regarding management. In order to appropriately balance the Board’s focus on strategic development with its management oversight responsibilities, the Board of Directors created the position of Lead Independent Director, with Stephen L. Boomer currently serving as Lead Independent Director. As Lead Independent Director, Mr. Boomer is a permanent member of the Board’s Executive Committee and presides over executive sessions of the Board, which are attended only by non-management directors. In addition, Mr. Boomer acts as an active liaison between management and First Defiance’s non-management directors, maintaining frequent contact both with Mr. Small to advise him on the progress of Board committee meetings, and with individual non-management directors concerning recent developments affecting the Company. Through the role of an active, engaged Lead Independent Director, it is the opinion of the Board of Directors that its leadership structure is appropriately balanced between promoting First Defiance’s strategic development with the Board’s management oversight function. The Board of Directors also believes that its leadership structure has created an environment of open, efficient communication between the Board and management, enabling the Board to maintain an active, informed role in risk management by being able to monitor and manage those matters that may present significant risks to First Defiance.

Board Committees

The Board of Directors has six standing committees: Audit Committee, Corporate Governance Committee, Compensation Committee, Strategic Planning Committee, Executive Committee and Succession Planning Committee. Members of the individual standing committees are named below:

Audit	Corporate Governance	Compensation	Strategic Planning	Executive	Succession Planning
J.L. Bookmyer*	S.L. Boomer**	J.L. Bookmyer	D.A. Burgei	S.L. Boomer**	T.A. Voigt*
S.L. Boomer	D.A. Burgei*	S.L. Boomer**	P.A. Diehl	D.A. Burgei***	S.L. Boomer**
P.A. Diehl	J.A. Hubbard	P.A. Diehl*	J.A. Hubbard	P.A. Diehl***	J.A. Hubbard
S.S. Strausbaugh	D.I. Metzger	T.A. Voigt	D.I. Metzger	D.I. Metzger***	P.A. Diehl
	T.A. Voigt	S.S. Strausbaugh	T.A. Voigt*	J.L. Rohrs	D.A. Burgei
			B.A. Mitzel	W.J. Small*	S.S. Strausbaugh
S.S. Strausbaugh***
T.A. Voigt***
J.L. Bookmyer***

*	— Chairperson

**	— Lead Independent Director

***	— Denotes Rotating Service

The Audit Committee is responsible for: (i) the appointment of First Defiance’s independent registered public accounting firm; (ii) review of the external audit plan and the results of the auditing engagement; (iii) review of the internal audit plan and results of the internal audits; (iv) review of reports issued by First Federal’s Compliance Officer; (v) review of the effectiveness of First Defiance’s system of internal control, including review of the process used by management to evaluate the effectiveness of the system of internal control; and (vi) oversight of the accounting and financial reporting practices of First Defiance. The Audit Committee has adopted a written charter setting forth these responsibilities, a copy of which is posted on the Company’s website at http://www.fdef.com. The Board has determined that it has two “audit committee financial experts” serving on its Audit Committee. John L. Bookmyer and Samuel S. Strausbaugh each have been determined to have the attributes listed in the definition of “audit committee financial expert” set forth in the Instruction to Item 407(d)(5)(i) of Regulation S-K and in the Nasdaq listing requirements. All of the Audit Committee members are considered “independent” for purposes of the Nasdaq listing requirements, and meet the Nasdaq standards for financial sophistication. The Committee met five times in 2009.

The Corporate Governance Committee was established by the Board of Directors to ensure that the Board is appropriately constituted and conducts its affairs in a manner that will best serve the interests of First Defiance and its shareholders. Specific duties of the Committee include administering First Defiance’s conflict of interest policy/code of ethics, monitoring the Board’s continuing education and self-assessment process, nominating directors to the Board, and conducting an annual assessment of the Board as a whole including assessment of Board composition and committee assignments. The Corporate Governance Committee has adopted a written charter setting forth the responsibilities of the committee, a copy of which is posted on the Company’s website at http://www.fdef.com. The Corporate Governance Committee did not meet in 2009.

The Board does not have a separate nominating committee as those functions are performed by the Corporate Governance Committee and the Board as a whole. The Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, having business experience, and exhibiting high moral character. While the Committee does not have a formal diversity policy in place, the Committee does seek to promote a diverse set of viewpoints and business experience in the membership of the Board. The Committee retains the right to modify these minimum qualifications from time to time. The Committee has a general process for choosing nominees, which process considers both incumbent directors and new candidates. In evaluating an incumbent director whose term of office is set to expire, the committee reviews such director’s overall service to First Defiance during his or her term, including attendance at meetings, participation and quality of performance. If the Committee chooses to evaluate new director candidates, the Committee uses its network of contacts to compile a list of potential candidates. Then, the Committee determines whether such candidates are independent, which determination is based upon applicable securities laws. Finally, the Committee meets to discuss and consider all candidates’ qualifications and then chooses the candidates. The Corporate Governance Committee considers the following criteria in proposing nominations for director to the full Board: (1) independence; (2) high personal and professional ethics and integrity; (3) ability to devote sufficient time to fulfilling duties as a director; (4) impact on diversity of the

Board, including skills and other factors relevant to First Defiance’s business; and (5) overall experience in business, education, and other factors relevant to First Defiance’s business.

Shareholders of First Defiance may also make nominations to the Corporate Governance Committee, provided that notice of such nomination is given in writing to the Secretary of First Defiance not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. The notice must set forth the name, age, business address and residence address (if available) of the nominee and the number of shares of Common Stock which are beneficially owned by the nominee. Also, the shareholder making the nomination must promptly provide any other information reasonably requested by the Corporate Governance Committee. The Committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, when evaluating a candidate who was recommended by a shareholder. No such nominations were received from shareholders for the 2010 election of directors.

The Compensation Committee is responsible for overseeing First Defiance’s compensation programs, including base salaries, long-term incentive compensation, equity-based compensation and perquisites and benefit plans. The Committee also administers the process for evaluation of the Chairman and Chief Executive Officer and recommends to the Board the compensation for directors (including committee member and committee chair’s fees, equity-based awards and other similar items as appropriate). Further description of the Committee’s responsibilities is set forth under the “Compensation Discussion and Analysis” below. The Compensation Committee has adopted a written charter setting forth its responsibilities, a copy of which is posted at http://www.fdef.com. The Committee also makes recommendations to the full Board regarding Board of Directors’ compensation. The Compensation Committee met five times in 2009.

The executive compensation standards under ARRA and the Interim Final Rule require that, during the CPP Covered Period, First Defiance establish and maintain a compensation committee consisting solely of independent directors for the purpose of reviewing First Defiance’s employee compensation plans. The Compensation Committee is a “compensation committee” for purposes of ARRA and the Interim Final Rule. ARRA and the Interim Final Rule also require that the Compensation Committee meet at least every six months and take the following actions:

•

Discuss, evaluate and review all SEO Compensation Plans (as defined in the Interim Final Rule) with First Defiance’s senior risk officer to ensure that the SEO Compensation Plans do not include incentives for our Senior Executive Officers (as defined in the Interim Final Rule) to take unnecessary and excessive risks that could threaten First Defiance’s value.

•

Discuss, evaluate and review all Employee Compensation Plans (as defined in the Interim Final Rule) with First Defiance’s senior risk officer in light of the risks (including the short-term and long-term risks) posed to First Defiance by such Employee Compensation Plans and how to limit such risks.

•

Discuss, evaluate and review all Employee Compensation Plans and identify and eliminate features in the Employee Compensation Plans that could encourage the manipulation of reported earnings to enhance the compensation of any employee.

The Compensation Committee is required to both disclose the results, and certify completion, of the reviews described above in the Compensation Committee Report. The disclosure and certifications in the form required by the Interim Final Rule issued by the U.S. Treasury are included in the section captioned “Compensation Committee Report”.

The Executive Committee generally has the power and authority to act on behalf of the Board of Directors between scheduled Board meetings unless specific Board action is required or unless otherwise restricted by First Defiance’s Articles of Incorporation or Code of Regulations or its Board of Directors. As Chairman of the Board, Mr. Small serves as Chairman of the Executive Committee and Messrs. Rohrs and Boomer serve as permanent members. The remaining directors, with the exception of Ms. Mitzel, serve on the Committee on a rotating basis during the year. The Executive Committee did not meet during 2009.

The Succession Planning Committee directs a process of systematically and deliberately preparing for future changes of leadership in key positions within the Company. The process may identify potential replacements and provide strategies for developing and/or hiring individuals to meet future needs. The Succession Planning Committee met four times in 2009.

Compensation Committee Interlocks and Insider Participation

Mr. John L. Bookmyer, Mr. Stephen L. Boomer, Mr. Peter A. Diehl, Mr. Samuel S. Strausbaugh and Mr. Thomas A. Voigt served on the Compensation Committee during 2009. There were no Compensation Committee interlocks or insider (employee) participation during 2009.

Board and Board Committee Meetings

Regular meetings of the Board of Directors of First Defiance are held quarterly and of First Federal are held monthly. Special meetings of the Boards are held from time to time as needed. There were ten meetings of the Board of Directors of First Defiance and thirteen meetings of the Board of Directors of First Federal held during 2009. No director attended fewer than 75% of the total number of meetings of the Board of Directors of First Defiance or First Federal, as applicable, and meetings held by all committees of the Board on which the director served during 2009.

Neither the Board nor the Corporate Governance Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors attending the Annual Meeting. In 2009, eleven directors attended the Annual Meeting.

Non-management directors met in two executive sessions in 2009. Mr. Boomer, Lead Independent Director, presided over those meetings.

Director Compensation

The table below provides information concerning the compensation of directors for the fiscal year ended December 31, 2009. Each non-employee director received an annual retainer of $21,000 in 2009 with the exception of Mr. Boomer, the Lead Independent Director, who received a retainer of $24,500. Committee chairs receive an additional annual retainer as follows: (1) Audit Committee — $3,000; (2) Compensation Committee — $2,000; and (3) Corporate Governance Committee and Strategic Planning Committee — $1,000. In addition, each non-employee director received $400 for each Board meeting attended for either First Defiance or First Federal. Mr. Boomer and Mr. Strausbaugh are also directors of First Insurance and Investments, Inc., and they receive $400 for each First Insurance Board meeting attended. Non-employee directors also receive compensation for each committee meeting attended as follows: (1) Audit Committee — $500; (2) Compensation Committee — $400; (3) Executive or First Federal Executive Loan Committee meetings — $200; and (4) other First Defiance and First Federal Board committees — $300.

Directors may defer their retainer and/or meeting fees payable to them under the First Defiance Deferred Compensation Plan. The return on the amounts deferred is dependent on the investment elections made by the director. The directors’ choices for election include a number of mutual funds and a First Defiance stock account. Returns under the plan are calculated to mirror these elections. Because these earnings are denominated in First Defiance stock or the mutual fund equivalents, such earnings are not considered to be preferential or above market and are not reported in the table below. Also directors do not receive perquisites or personal benefits that have an aggregate value that exceeds $10,000.

2009 Director Compensation

Director	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Bookmyer, John L.	$37,900	$3,740	$41,640
Boomer, Stephen L.	$49,600	—	$49,600
Burgei, Douglas A.	$35,400	—	$35,400
Diehl, Peter A.	$39,500	—	$39,500
Hubbard, Jean A.	$31,700	$3,740	$35,440
Metzger, Dwain I.	$31,100	$3,740	$34,840
Mitzel, Barbara A.	$29,500	$3,740	$33,240
Strausbaugh, Samuel S.	$39,200	$3,740	$42,940
Voigt, Thomas A.	$36,100	—	$36,100
(1)

The amounts in the option awards column reflect the full grant date fair value computed in accordance with FASB ASC Topic 718 for options for 2,000 common shares awarded in 2009. Assumptions used in the calculation of this amount are included in Note 21 to the Company’s audited financial statements for the fiscal year ended December 31, 2009 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2009. These options, which have an exercise price of $9.22, vest 20% per year over the first five years of their 10-year term. Mr. Bookmyer, Mr. Metzger and Mr. Strausbaugh each had options for 6,000 common shares outstanding at December 31, 2009, and Mrs. Hubbard and Mrs. Mitzel each had 2,000 shares outstanding at December 31, 2009.

Communication with Directors

The Board of Directors has adopted a process by which shareholders may communicate with the directors. Any shareholder wishing to do so may write to the Board of Directors at the Company’s principal business address, 601 Clinton St., Defiance, OH 43512. Any shareholder communication so addressed will be delivered unopened to the director to whom it is addressed or to the Chairman if addressed to the Board of Directors.

Board’s Role in Strategic Planning

The Board of Directors has the legal responsibility for overseeing the affairs of the Company and, thus, an obligation to keep informed about the Company’s business and strategies. This involvement enables the Board to provide guidance to management in formulating and developing plans and to exercise independently its decision-making authority on matters of importance to the Company. Acting as a full Board and through the Board’s standing committees (Audit Committee, Corporate Governance Committee, Compensation Committee, Strategic Planning Committee and Executive Committee), the Board is fully involved in the Company’s strategic planning process.

Each year, typically in September, senior management and the Board hold an extended meeting to focus on corporate strategy. This session involves presentations from management and input from the Board regarding the assumptions, priorities and strategies that will form the basis for management’s operating plan and strategy. At subsequent Board meetings, the Board continues to review the Company’s progress against its strategic plan and to exercise oversight and decision-making authority regarding strategic areas of importance. The role the Board plays is inextricably linked to the development and review of the Company’s strategic plan. Through these procedures, the Board, consistent with good corporate governance practices, encourages the long-term success of the Company by exercising sound and independent business judgment on the strategic issues that are important to the Company’s business.

Board’s Role in Risk Oversight

The Board’s function of overseeing risk is handled primarily by the Audit Committee. The Chief Risk Officer works with management as well as internal and external auditors to determine and evaluate significant risks the Company may be taking and communicates those findings to the Committee. The Committee is focused on identifying, quantifying, and minimizing the Company’s risks. The Committee believes that by involving both management and auditors in this important process, it is best able to perform its function.

EXECUTIVE OFFICERS

The Board elects executive officers annually following the Annual Meeting of Shareholders to serve until the meeting of the Board following the next annual meeting. The following table sets forth the name of each current executive officer, other than Mr. Small and Mr. Rohrs, and the principal position and offices he holds with First Defiance or First Federal.

Name	Information about Executive Officers
Donald P. Hileman

Chief Financial Officer of First Defiance and First Federal. Mr. Hileman was appointed to serve in this position on March 16th, 2009 after serving as Interim Financial Officer since October 20, 2008. Mr. Hileman was also appointed an Executive Vice President of First Defiance in November 2008 and Chief Executive Officer of First Insurance and Investments, Inc. in July 2007, and continues to serve in those capacities. Prior to joining First Defiance, Mr. Hileman was Corporate Controller of Sky Financial Group, Inc. for 12 years. Mr. Hileman is 57.

Gregory R. Allen

President of First Federal’s Southern Market Area since January 2006. Prior to his promotion to President of the Southern Market Area, Mr. Allen served as Executive Vice President and Chief Lending Officer of First Federal since 1998. Mr. Allen is 46.

Jeffrey D. Vereecke

President of First Federal’s Northern Market Area since January 2008. Prior to his promotion to President of the Northern Market Area, Mr. Vereecke served as Executive Vice President, Retail Banking. He has served First Federal in a number of roles since joining the Company in 1984. Mr. Vereecke is 48.

Dennis E. Rose, Jr.	Executive Vice President of Operations for First Federal since 2001. Mr. Rose joined First Federal in 1996 and served as Corporate Controller prior to his role in operations. Mr. Rose is 41.

Timothy K. Harris

President of the Eastern Market Area of First Federal since January 2008 and Executive Vice President since January 2007. From January 2007 until January 2008, Mr. Harris was a Senior Lender. Mr. Harris joined First Federal as a Commercial Lender in October 2000. Mr. Harris is 51.

Bradley D. Spitnale

President of the Western Market Area of First Federal since January 2009. Previously, Mr. Spitnale was senior lender for the Western Market Area since 2008. He joined First Federal in November 1999 as Vice President of Commercial Lending. Mr. Spitnale is 51.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for the First Defiance executive officers identified in the Summary Compensation Table (“Named Executive Officers”).

Compensation Philosophy and Objectives

The Board of Directors believes the most effective executive compensation program is one that rewards the achievement of specific annual and long-term and strategic goals which are established in conjunction with strategic planning initiatives and the long-term objective of maximizing shareholder value. Consistent with that philosophy, the Company’s executive compensation packages include both cash and stock-based compensation that rewards performance as measured against predetermined goals. The Compensation Committee evaluates executive compensation to ensure that it is sufficiently competitive to enable the Company to attract and retain qualified employees in key positions. Total compensation commensurate with the median compensation paid to similarly situated executives of peer companies is generally what the Committee considers competitive.

In addition, First Defiance’s executive compensation program in 2009 needed to comply with the limitations required by the CPP, which affected First Defiance’s executive compensation program by: (i) prohibiting the payment or accrual of any bonus, retention award or incentive compensation to any of First Defiance’s five most highly compensated employees, except in limited circumstances; (ii) prohibiting the payment of golden parachute payments to select highly-paid employees upon a departure from First Defiance or due to a change in control of First Defiance, except for services performed or benefits accrued; (iii) requiring the recovery (“clawback”) of any bonus, retention award or incentive compensation paid to a select group of highly-paid employees if the payment was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria; (iv) prohibiting any compensation plan that would encourage the manipulation of First Defiance’s reported earnings to enhance the compensation of any of the employees of the Company or its subsidiaries; (v) prohibiting SEO Compensation Plans that encourage Senior Executive Officers to take unnecessary and excessive risks that threaten the value of First Defiance; (vi) eliminating any “tax gross-ups” to any Senior Executive Officer or a select group of highly-paid employees; (vii) requiring the limitation of any compensation plan that unnecessarily exposes First Defiance to risk; (viii) requiring that First Defiance disclose to the U.S. Treasury and the Office of Thrift Supervision the amount, nature and justification for offering to any of our five most highly-compensated employees any perquisites whose total value exceeds $25,000; (ix) requiring that First Defiance disclose to the U.S. Treasury and the Office of Thrift Supervision whether First Defiance, the Board of Directors or the Compensation Committee engaged a compensation consultant and the services performed by that compensation consultant and any of its affiliates; (x) requiring that First Defiance disclose to the U.S. Treasury the identity of a select group of highly-paid employees, identified by name and title and ranked in descending order of annual compensation; and (xi) subjecting any bonus, retention award or other compensation paid before February 17, 2009 to a select group of highly-paid employees to retroactive review by the U.S. Treasury to determine whether any such payments were inconsistent with the purposes of TARP or otherwise contrary to the public interest.

ARRA and the Interim Final Rule also required that the Board of Directors adopt a company-wide policy regarding “excessive or luxury expenditures,” which was adopted on September 8, 2009, and posted this policy on First Defiance’s website. First Defiance must also include in our proxy statements for annual meetings of shareholders a non-binding “say on pay” shareholder vote on executive compensation.

First Defiance’s named executive officers and other employees who are subject to the executive compensation limitations of the CPP have entered into letter agreements. These agreements amend the compensation and benefit plans in which these individuals participate to comply with the limitations imposed by the CPP.

Roles of the Committee and Chief Executive Officer in Compensation Decisions

The Committee makes all compensation decisions for the Chief Executive Officer and approves all compensation for the other Named Executive Officers utilizing recommendations made by the Chief Executive Officer.

2009 Executive Compensation Components

For the fiscal year ended December 31, 2009, the principal components of compensation for Named Executive Officers were:

•	Base salary;

•	Short-term cash incentive compensation;

•	Long-term cash and equity incentive compensation;

•	Retirement and other benefits; and

•	Perquisites and other personal benefits.

In 2008, the Compensation Committee engaged Findley Davies, Inc. (“FDI”), an independent regional human resources firm, to perform an analysis of compensation for the Company’s CEO, CFO and the President of the Company’s largest subsidiary, First Federal Bank of the Midwest. FDI compared the compensation of these three executive officers to a peer group, consisting of 15 financial institution holding companies, and the 2008-2009 Watson Wyatt Financial Institutions Compensation Survey for the financial institutions industry segment. The 2009 peer group includes 14 of the 15 companies that comprised the peer group that First Defiance used in 2008. One company included in the 2008 peer group was not included in 2009 because it was acquired in the fourth quarter of 2007. The peer group companies are publicly-traded banks located in Ohio, Indiana, Michigan, Kentucky, Illinois and Tennessee which, at the time they were chosen for inclusion in the peer group, had assets ranging between $1.0 billion to $3.7 billion. The 2009 peer group companies are:

• First Place Financial Corp, Warren, OH	• MBT Financial Corp., Monroe, MI
• Firstbank Corp., Alma, MI	• Mercantile Bank Corp., Grand Rapids, MI
• German American Bancorp, Inc. Jasper, IN	• Old Second Bancorp, Inc., Aurora, IL
• Integra Bank Corp., Evansville, IN	• Peoples Bancorp Inc., Marietta, OH
• Lakeland Financial Corp., Warsaw, IN	• Pinnacle Financial Partners, Inc., Nashville, TN
• LNB Bancorp Inc., Lorain, OH	• QCR Holdings, Inc., Moline, IL
• Macatawa Bank Corp., Holland, MI	• S Y Bancorp, Inc., Louisville, KY

The peer group analysis indicated that the total direct compensation for the CEO, consisting of base salary, short-term incentive pay, and long-term incentive compensation, was below market levels, but the total direct compensation for the CFO and President of First Federal was at competitive levels. The CEO’s base salary was the principal component that lagged the market.

Base Salary

First Defiance provides Named Executive Officers and other employees with a base salary to compensate them for services rendered during the fiscal year. The base salary for each of the Named Executive Officers is generally determined at the beginning of the year.

The 2009 base salary for Mr. Small, the Company’s Chief Executive Officer, was set at $307,271 effective March 1, 2009. This represents an increase of 1.7% from the 2008 base salary. The Committee determined that it would keep Mr. Small’s increase at the same level as Mr. Small recommended for the other Named Executive Officers.

Base salaries for Named Executive Officers other than Mr. Small are determined based upon recommendations made by the Chief Executive Officer. The Chief Executive Officer generally compares the base salary levels of the other Named Executive Officers with the median levels of public companies of similar asset size and geographic location to First Defiance.

For 2009, Mr. Small recommended that salary increases should be made for the Named Executive Officers, other than Messrs. Wahl and Hileman, to reflect the fact that the Company’s performance was in the top of its peer group, but the increases should be limited to 2.0% and effective mid-March 2009 instead of January 1, 2009 to account for the economic downturn. The Compensation Committee approved Mr. Small’s recommendation.

Mr. Small did not recommend an increase in Mr. Wahl’s salary for 2009 because he was on medical leave. Mr. Small recommended that Mr. Hileman’s salary be increased to $170,000 because he had assumed the CFO duties in Mr. Wahl’s absence. Both recommendations were approved by the Compensation Committee.

Performance-Based Incentive Compensation

The Board believes that a significant amount of executive officer compensation should be performance based. In recent years, employees have had an opportunity to earn short-term incentive compensation in the form of cash bonuses based on the level of achievement of performance targets that are established each year by the Committee. Stock options have historically been the only form of long-term incentive compensation used by the Company. In 2008, the Company adopted a new long-term incentive plan to provide for long-term compensation in the form of both cash and equity awards.

Short-Term Incentive Compensation. The 2009 target bonus component for each of the Named Executive Officers, other than Mr. Wahl, is set forth below. Mr. Wahl was not eligible for short-term incentive compensation as he was not employed by First Defiance at year end.

Executive Officer	Bonus Potential at Target
	(% of Base Salary)	(Dollar amount)
William J. Small	45%	$137,855
James L. Rohrs	35%	$ 71,185
Gregory R. Allen	35%	$ 55,027
Dennis E. Rose, Jr.	35%	$ 48,050
Donald P. Hileman	35%	$ 57,400

The 2009 First Defiance performance targets, the relative weighting of each target and the related payout percentages of the bonus potential are described below:

Bonus Formula Component	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)
Earnings Per Share (50% weighting)	$1.33	$1.47	$1.69
Net Charge Offs[1] (10% weighting)	0.57%	0.50%	0.25%
Non Performing Assets[2] (10% weighting)	2.11%	2.00%	1.00%
Non-Interest Expense[3] (10% weighting)	3.12%	2.95%	2.20%
Return on Average Equity (10% weighting)	5.10%	6.00%	10.00%
Return on Average Assets (10% weighting)	0.60%	0.70%	1.00%

1	– Net charge offs as a percentage of average loans.
2	– Non Performing Assets divided by Total Assets
3	– Non-Interest expense divided by Total Assets

If the Threshold performance level is not achieved, the payout percentage for that component of the bonus calculation is zero. If the performance level for a component is between the Threshold and Target or between the Target and the Maximum amount, the payout percentage is prorated. In 2009, the Company modified the Short Term Incentive plan by adopting a minimum level for net income available to common shareholders to be met or exceeded for any incentives to be paid out regardless of the performance matrix. For 2009, the actual results for Non-Interest expense were above the Threshold, but the Company did not reach the minimum level of Net Income available to common shareholder required in 2009 and, therefore, no short-term incentive compensation payments were made to the Named Executive Officers. In addition, the prohibitions on the payment or accrual of bonus payments imposed by ARRA and the Interim Final Rule, which were finalized after First Defiance established the performance targets for 2009, may have prohibited the payment of all or some part of the short-term incentive compensation payments under the Short Term Incentive Plan to First Defiance’s five most highly compensated employees, including our named executive officers, had the Threshold performance level been attained.

Long-Term Incentive Compensation. Based on an FDI compensation review performed in 2007 for the 2008 fiscal year, the Committee determined that total compensation levels for the Company’s three most senior executive officers, particularly the base salary and long-term incentive components, were below market. The Committee utilized the services of FDI to assist in the design of a long-term incentive compensation arrangement that would reward senior executives for increasing the value of the Company through sustained future growth and profitability. The arrangement consists of equity awards made under the Company’s 2005 Stock Option Plan and cash awards to be made under a Long Term Incentive Compensation Plan (the “LTIP”). The LTIP, which was finalized in July 2008, authorizes the Committee, in its sole discretion, to determine the recipients of LTIP awards; to determine the specific terms and conditions of each award, consistent with the terms of the LTIP; to determine whether an award is, or is intended to be, “qualified performance-based compensation” within the meaning of Section 162(m) of the Code; to determine whether any conditions or objectives related to awards have been met; and to modify or waive any terms and conditions of awards, consistent with the terms of the LTIP.

In 2008, the Committee made long-term incentive compensation awards to Mr. Small, Mr. Rohrs and Mr. Wahl under the LTIP and the 2005 Stock Option Plan. No LTIP awards were made in 2009. The 2008 awards established a target award value for each of the participating officers. Half of the award target value is to be paid in cash under the LTIP at the end of a three year performance period, subject to the achievement of specified performance targets for the Company, and half of the award target value was in the form stock options that were granted at the time the LTIP was approved. ARRA and the Interim Final Rule prohibit First Defiance from making LTIP awards to its five most highly compensated employees, including the named executive officers, in 2010.

The following table sets forth the target award amount for each recipient:

Executive	Target Annual LTIC
	Target Award Value	Target Award as a % of Base Salary	2008 Base Salary
W. Small	$105,436	35%	$301,246
J. Rohrs	$ 60,000	30%	$200,000

Mr. Wahl’s eligibility for the plan ceased upon his leaving the employment of the Company in 2009.

The performance targets for the cash portion of the long-term incentive compensation awarded under the LTIP (which is intended to be half of the total long-term incentive award) are based on growth in earnings per share and the average annual return on assets over the three year performance period. The earnings per share targets and return on assets targets are set forth in the tables below:

Annual EPS Growth Rate During Performance Period	Three-Year Cumulative Fully Diluted EPS for the Performance Period	Percent of Target Award Earned
15.0%	$7.98	150%
12.5%	$7.63	125%
10.0%	$7.34	100%
9.0%	$7.15	75%
7.0%	$6.88	50%
5.0%	$6.61	25%

Average Annual ROA over Performance Period	Percent of EPS Award Paid
1.20%	120%
1.10%	110%
1.00%	100%
.90%	75%
.80%	50%

The LTIP cash award payout at the end of the three-year performance period is computed as follows: (1) the amount of the participant’s target LTIP cash award is multiplied by the applicable percentage for the earnings per share performance, and (2) that result is multiplied by the applicable return on assets award percent level. Actual percentage rates will be prorated for performance results that are between the levels stated in the tables. The participant must be actively employed by the Company as of the end of the three-year performance period to be eligible to receive the LTIP cash award, subject to certain exceptions in the event of death, disability or retirement.

The equity award component of the long-term incentive compensation is designed to link long-term executive incentive compensation to shareholder value by providing an opportunity for increased equity ownership by executives. Significant levels of stock options were granted to the Named Executive Officers at the time they were named to their current positions, but in subsequent years, the Committee has granted stock options to Named Executive Officers at substantially the same level as stock option awards to other officers of First Defiance, typically 1,000 shares per year. Each of the Named Executive Officers was awarded an option for 1,000 shares on April 23, 2009. These options are exercisable only to the extent permitted by ARRA and the Interim Final Rule. Details regarding all stock option awards to Named Executive Officers in 2009 are set forth in the table under the heading “2009 Grants of Plan-Based Awards” below.

All stock options were awarded at the Nasdaq Global Market closing price of First Defiance’s common stock on the date of the grant and vest at a rate of 20% per year over the first five years of the ten-year option term. Vesting and exercise rights cease upon termination of employment except in the case of death, disability or retirement. Prior to the exercise of the option, the holder has no rights as a shareholder with respect to the shares subject to such option, including voting rights and the right to receive dividends.

The prohibition on the payment or accrual of bonuses permits First Defiance to issue restricted stock or restricted stock units to affected employees on the following terms: (i) the restricted stock and/or restricted stock units may not become transferable or payable earlier than in 25% increments as a corresponding percentage of TARP assistance is repaid; (ii) restricted stock and/or restricted stock units must be forfeited if the employee does not continue performing substantial services for at least two years after the grant date (other than due to the employee’s earlier death or disability or the earlier occurrence of a change in control); (iii) the amount or value of restricted stock and/or restricted stock units (determined based on the fair market value of the underlying common shares on the grant date) granted in any year may not exceed 1/3 of employee’s annual compensation for such year.

The 2005 Stock Option plan does not permit First Defiance to issue restricted stock and/or restricted stock units on the terms described above. If the Equity Plan is approved by the shareholders, First Defiance will be able to issue awards to its five most highly compensated employees in a manner permitted by ARRA and the Interim Final Rule See “Proposal No. 3 – Approval of the First Defiance 2010 Equity Plan” below for more information about the Equity Plan.

Retirement Benefits

All employees of First Defiance, including the Named Executive Officers, are eligible to participate in the First Defiance Financial Corp. 401(k) Employee Savings Plan (the “Savings Plan”) and the First Defiance Employee Stock Ownership Plan (the “ESOP”).

The Savings Plan is a tax-qualified retirement savings plan pursuant to which all employees are able to contribute up to the limit prescribed by the Internal Revenue Service to the Savings Plan on a before-tax basis. First Defiance maintains a safe harbor plan that matches 100% of the first 3% of pay that is contributed to the Savings Plan plus 50% of the salary deferrals between 3% and 5% of compensation. All employee contributions to the Savings Plan are fully vested upon contribution and First Defiance’s matching contribution is vested upon completion of a minimum service requirement.

The ESOP is a tax qualified plan under which shares of First Defiance common stock are allocated to participant accounts based on the participant’s compensation relative to compensation of all active participants in the Plan. The compensation of participants, including the Named Executive Officers, is limited to the Internal Revenue Service mandated maximum of $245,000 in 2009 for purposes of calculating the annual allocation of shares. Shares allocated to participant accounts are fully vested when the participant has completed three years of service. Participants in the ESOP hold full voting privileges for shares allocated to their account. Additional shares are allocated to participant accounts in lieu of dividends earned on allocated shares. Shares in the ESOP have been fully allocated, subject to re-allocation in the event of forfeitures. First Defiance did not make a contribution to the ESOP in 2009 and 2008, and contributions in future years are not contemplated at this time.

The Named Executive Officers are entitled to participate in the First Defiance Deferred Compensation Plan, which enables the Named Executive Officers to defer up to 80% of their base salary and up to 100% of bonus payments. The First Defiance Deferred Compensation Plan is discussed in further detail under the heading “Executive Compensation— Nonqualified Deferred Compensation” below.

Perquisites and Other Personal Benefits

First Defiance provides Named Executive Officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

In 2009, the Company provided each of the Named Executive Officers with the option to receive a $600 monthly automobile allowance. The Company does not provide any of the Named Executive Officers the use of a Company owned vehicle. Each Named Executive Officer also is entitled to receive a social country club membership. Named Executive Officers are also entitled, upon relocation, to receive reimbursement for certain reasonable expenses associated with the costs of such relocation. There were no relocations of executive officers in 2009.

Each Named Executive Officer is entitled to receive life insurance proceeds equal to two times the executive’s base salary, provided that the executive is employed by the Company at the time of his death. Approximately one half of such coverage (i.e., one times base salary) is provided as part of the Company’s group life insurance program that is offered to all full-time employees, and the balance is provided as an inducement for employees to consent to allowing the Company to insure them under their Bank Owned Life Insurance program.

The value of these perquisites is included in column (i) of the “Summary Compensation Table.”

The Company has Employment Agreements with certain key employees, including the Named Executive Officers. The employment agreements include provisions for severance payments upon a change of control and are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Executive Compensation — Potential Payments Upon Termination or Change in Control” below.

Tax and Accounting Implications

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for its stock option plans in accordance with the requirements of FASB Statement No. 123(R) Share-Based Payment.

Section 162(m) of the Code

ARRA and the Interim Final Rule limit the deductibility of any compensation for First Defiance’s named executive officers that exceeds $500,000 regardless of whether such compensation is “qualified performance-based” or not.

Compensation Committee Report

The First Defiance Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee certifies that:

(1) It has reviewed with senior risk officers the senior executive officer compensation plans, each as defined in the regulations and guidance established under Section 111 of the Emergency Economic Stabilization Act of 2008 (“EESA”), and has made all reasonable efforts to ensure that these plans do not encourage senior executive officers, as defined in the regulations and guidance established under Section 111 of EESA (“SEOs”), to take unnecessary and excessive risks that threaten the value of First Defiance;

(2) It has reviewed with senior risk officers the employee compensation plans, as defined in the regulations and guidance established under Section 111 of EESA, and has made all reasonable efforts to limit any unnecessary risks these plans pose to First Defiance; and

(3) It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of First Defiance to enhance the compensation of any employee.

On October 12, 2009 and March 4, 2010, the Compensation Committee met, along with First Defiance’s senior risk officer, and conducted a discussion, evaluation and review of First Defiance’s SEO Compensation Plans and Employee Compensation Plans as required by the regulations and guidance established under Section 111 of EESA. In conducting this discussion, evaluation and review, the Compensation Committee relied, in part, upon a written report prepared by outside legal counsel for this purpose.

The Compensation Committee reviewed each SEO Compensation Plan to determine whether the plan contained incentives for Senior Executive Officers or other employees to take unnecessary or excessive risks that threaten the value of First Defiance. The Compensation Committee also reviewed each Employee Compensation Plan using this standard, which is more stringent than required by the regulations and guidance established under Section 111 of EESA. In addition, the Compensation Committee reviewed each Employee Compensation Plan to eliminate any features that would encourage the manipulation of reported earnings of First Defiance to enhance the compensation of any employee.

The specific SEO Compensation Plans and Employee Compensation Plans reviewed by the Compensation Committee were: (i) the annual Short-Term Incentive Plan for named executive officers and other executive officers, which provides for incentive compensation opportunities based on First

Defiance’s financial performance; (ii) various quarterly incentive compensation programs and policies for other employees, which provide incentive compensation opportunities based on a combination of individual and company performance; (iii) the 2001 Stock Option and Incentive Plan, which provides for equity awards; (iv) 2005 Stock Option Plan, which provides for equity awards; (v) LTIP, which provides for incentive compensation opportunities based on company performance over a three-year performance period; (vi) First Defiance Deferred Compensation Plan, which permits employees to defer compensation; (vii) various employment agreements and change in control agreements with named executive officers and other executives, which provide for severance-type benefits and some of which include specific incentive compensation opportunities for employees.

The Compensation Committee concluded that First Defiance’s existing risk-management framework and specific features or elements of the Short-Term Incentive Plan or the quarterly incentive compensation plans (including those provided for under various employment agreements) do not encourage Senior Executive Officers or other employees to take unnecessary and excessive risks that threaten the value of First Defiance. These specific features and elements include a requirement that First Defiance attain a specified percentage of its quarterly or annual budget before any payouts can be made. As a result, incentive compensation opportunities are based on company-wide performance, a factor over which any individual employee has little control. Nevertheless, as part of its annual evaluation of its incentive compensation program, First Defiance elected to make the following changes to its Short-Term Incentive Plan and quarterly incentive compensation plan design for 2010 by: (i) providing enhanced discretion to the Compensation Committee to reduce or eliminate payment; (ii) decreasing concentration on operation goals and increasing use of individual performance goals; (iii) increasing the threshold percentage of quarterly or annual budget to be attained before payouts can be made; and (iv) with respect to its quarterly incentive compensation plan for commercial lenders, including factors based on changes in asset quality and pricing when calculating the amount of any payout. The Compensation Committee believes that these changes, along with First Defiance’s existing risk management framework and the clawback policies implemented for its 25 most highly compensated employees, operate such that First Defiance’s annual and quarterly incentive compensation plans do not encourage Senior Executive Officers or other employees to take unnecessary and excessive risks that threaten the value of First Defiance or create incentives for any employee to manipulate First Defiance’s reported earnings to enhance the amount of compensation payable under these plans.

The Compensation Committee concluded that First Defiance’s existing risk-management framework and the design of its LTIP do not encourage SEOs or other employees to take unnecessary and excessive risks that threaten the value of First Defiance. The incentive compensation opportunities under the LTIP are based on performance over a three-year performance period, discouraging short-term risk-taking. In addition, the incentive compensation opportunities under the LTIP are based on company performance, a factor over which any individual employee has little control. The Compensation Committee believes that these features, along with First Defiance’s existing risk management framework and the clawback policies implemented for its 25 most highly compensated employees, operate such that the LTIP does not encourage Senior Executive Officers or other employees to take unnecessary and excessive risks that threaten the value of First Defiance or create incentives for any employee to manipulate First Defiance’s reported earnings to enhance the amount of compensation payable under these plans.

The Compensation Committee concluded that amounts payable under the 2001 Stock Option and Incentive Plan, 2005 Stock Option Plan, First Defiance Deferred Compensation Plan, and the

employment and change in control agreements (except to the extent described above) are not contingent on First Defiance’s financial or other performance and, consequently, do not encourage Senior Executive Officers or other employees to take unnecessary and excessive risks that threaten the value of First Defiance or create incentives for any employee to manipulate First Defiance’s reported earnings to enhance the amount of compensation payable under these plans.

Peter Diehl, Chairman

John Bookmyer

Stephen Boomer

Samuel S. Strausbaugh

Thomas A. Voigt

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers for the fiscal years ended December 31, 2009, 2008 and 2007. The Named Executive Officers include all persons serving as the Company’s Chief Executive Officer and Chief Financial Officer during 2009, and the three other most highly compensated executive officers.

(a)	(b)	(c)	(d)	(f)		(g)		(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compen- sation ($)(2)		All Other Compen- sation ($)(3)	Total ($)
William J. Small Chairman of the Board & Chief Executive Officer of First Defiance	2009 2008 2007	$306,344 301,246 278,932	— — —	$ $ $	1,870 26,850 5,330		— — 7,531	$18,562 17,592 25,858	$326,776 345,688 317,651
Donald P. Hileman Executive Vice President & Chief Financial Officer of First Defiance and First Federal; CEO of First Insurance and Investments	2009 2008	$164,000 132,885	— —	$ $	1,870 1,553		— —	$8,158 3,180	$174,028 137,618
John C. Wahl (4) Former Executive Vice President & Chief Financial Officer	2009 2008 2007	$23,558 175,000 161,400	— — —	$ $	— 12,690 5,330	$	— — 3,389	$1,379 18,720 28,467	$24,937 206,410 198,586
James L. Rohrs Executive Vice President & President and Chief Executive Officer of First Federal Bank	2009 2008 2007	$203,385 200,000 184,600	— — —	$ $ $	1,870 16,230 5,330	$	— — 3,877	$14,928 17,901 25,565	$220,183 234,131 219,372
Gregory R. Allen First Federal Bank President of Southern Market Area	2009 2008 2007	$157,220 154,603 150,100	$ — — 15,932	$ $ $	1,870 2,070 1,005	$	— — 3,152	$12,363 15,818 23,286	$171,453 172,491 193,475
Dennis E. Rose Jr. Executive Vice President of First Federal Bank	2009	$137,285	—		$1,870		—	$11,762	$150,917

(1)

The amounts in column (f) reflect the full grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 21 to the Company’s audited financial statements for the fiscal year ended December 31, 2009 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2009.

(2)

The amounts in column (g) reflect the cash awards to the named individuals under the Company’s Performance Based Incentive Compensation Plan which is discussed in further detail below under the heading “Performance Based Incentive Compensation”.

(footnotes continued on next page)

(3)	The amount shown as “All Other Compensation” includes the following perquisites and personal benefits:

Name	Club Membership	Automobile Allowance or Personal Use of Company Automobile	401(k) Match	ESOP Allocation	Value of Life Insurance	Employee Stock Purchase Plan Match (a)	Total
William J. Small	$558	$2,764	$12,326	$18	$1,096	$1,800	$18,562
Donald P. Hileman	$558	$-0-	$6,574	$12	$684	$330	$8,158
John C. Wahl	$-0-	$-0-	$948	$-0-	$169	$262	$1,379
James L. Rohrs	$558	$3,015	$8,207	$15	$1,333	$1,800	$14,928
Gregory R. Allen	$2,048	$1,794	$6,361	$11	$349	$1,800	$12,363
Dennis E. Rose Jr.	$558	$5,860	$5,079	$10	$255	$-0-	$11,762

(4)	Mr. Wahl served as the Chief Financial Officer until March 16, 2009.

2009 Grants of Plan-Based Awards

The following table provides information on stock options granted in 2009 to each of the Named Executive Officers. There is no assurance that the grant date fair value of option awards will ever be realized. The amount included in the column labeled “Grant Date Fair Value of Stock and Option Awards” is the aggregate FAS 123(R) value of all awards made in 2009. There are two non-equity incentive plans for which estimated possible payouts are included in the table below: the short-term incentive compensation plan and the LTIP. Both of these incentive plans are described above under “Compensation Discussion and Analysis.”

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)		Target ($)	Maximum ($)
William J. Small	04/23/09	$68,927	(a)	$137,855	$206,782	1,000	$11.00	$1,870
Donald P. Hileman	04/23/09	$28,700	(a)	$57,400	$86,100	1,000	$11.00	$1,870
James L. Rohrs	04/23/09	$35,592	(a)	$71,185	$106,777	1,000	$11.00	$1,870
Gregory R. Allen	04/23/09	$27,513	(a)	$55,027	$82,540	1,000	$11.00	$1,870
Dennis E. Rose Jr.	04/23/09	$24,025	(a)	$48,050	$72,074	1,000	$11.00	$1,870

(a)	Short-term incentive compensation plan.

Outstanding Equity Awards at Fiscal Year-End 2009

The following table provides information concerning unexercised options for each Named Executive Officer outstanding as of the end of the most recently completed fiscal year. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award. The table also discloses the exercise price and the expiration date.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(1) (#) Unexercisable	Option Exercise Price	Option Expiration Date
William J. Small	1,000	0	$19.53	04/20/2013
	1,000	0	$27.13	04/18/2014
	800	200	$25.89	04/18/2015
	600	400	$26.47	05/21/2016
	400	600	$27.41	04/15/2017
	200	800	$17.64	04/21/2018
	2,800	11,200	$15.97	07/21/2018
	0	1,000	$11.00	04/23/2019

Donald P. Hileman	800	1,200	$22.72	12/16/2017
	150	600	$17.64	04/21/2018
	0	1,000	$11.00	04/23/2019

John C. Wahl(2)	5,000	0	$19.53	01/19/2010
	1,000	0	$27.13	01/19/2010
	2,000	0	$25.89	01/19/2010
	1,000	0	$26.47	01/19/2010
	1,000	0	$27.41	01/19/2010
	1,000	0	$17.64	01/19/2010
	6,000	0	$15.97	01/19/2010

James L. Rohrs	40,000	—	$14.00	09/16/2011
	5,000	0	$19.53	04/20/2013
	1,000	0	$27.13	04/18/2014
	1,600	400	$25.89	04/18/2015
	600	400	$26.47	05/21/2016
	400	600	$27.41	04/16/2017
	200	800	$17.64	04/21/2018
	1,600	6,400	$15.97	07/21/2018
	0	1,000	$11.00	04/23/2009

Gregory R. Allen	11,700	—	$14.00	09/16/2011
	5,000	0	$19.56	01/19/2013
	5,000	0	$19.53	04/20/2013
	5,000	0	$27.13	04/18/2014
	1,600	400	$25.89	04/18/2015
	1,200	800	$26.47	05/21/2016
	400	600	$27.41	04/16/2017
	200	800	$17.64	04/21/2018
	0	1,000	$11.00	04/23/2019

Dennis E. Rose Jr.	18,500	0	$14.00	09/16/2011
	5,000	0	$19.53	04/20/2013
	1,000	0	$27.13	04/18/2014
	1,600	400	$25.89	04/18/2015
	1,200	800	$26.47	05/21/2016
	400	600	$27.41	04/16/2017
	200	800	$17.64	04/21/2018
	0	1,000	$11.00	04/23/2019

(1)

All options listed above vest at a rate of 20% per year over the first five years of the ten-year option term except options that expire 04/23/2019 vest at a rate of 40% after two years and than 20% per year over the next three years of the ten-year term.

(2)	Mr. Wahl’s options terminated in accordance with their terms prior to the date of the Proxy Statement.

Option Exercises and Stock Vested In 2009

During 2009, none of the Named Executive Officers exercised any stock options nor had any stock awards vest.

Nonqualified Deferred Compensation

Pursuant to the First Defiance Deferred Compensation Plan, certain executives, including Named Executive Officers, as well as the directors of First Defiance may defer receipt of up to 80% of their base compensation and up to 100% of non-equity incentive plan compensation and, in the case of directors up to 100% of directors’ fees. Deferral elections are made by eligible executives or directors in December of each year for amounts to be earned in the following year.

Amounts deferred in the First Defiance Deferred Compensation Plan may be invested in any funds available under the Plan. The table below shows the funds available under the Plan and their annual rate of return for the calendar year ended December 31, 2009, as reported by the administrator of the Plan.

Name of Fund	Rate of Return	Name of Fund	Rate of Return
AmCent VP Value: CI 2	19.72%	Mainstay VP Cash Mgmt	0.05%
Fidelity VIP Contrafund: IC	35.71%	MainStay VP Int’l Eq	19.36%
Fidelity VIP Freedom 2010: IC	24.27%	Mainstay VP MidCap Core	36.93%
Fidelity VIP Freedom 2020: IC	28.97%	PIMCO VIT Tot Return: AC	14.07%
Fidelity VIP Freedom 2030: IC	31.66%	Royce Micro Cap	58.04%
Fidelity VIP INvGd Bond: IC	15.72%	Royce SmCap	35.20%
First Defiance Stock	52.671%	T. Rowe Price Ltd-Term Bond	8.30%
Janus AS Forty: IS	46.33%	UIF U.S. RealEst	28.36%

Benefits under the First Defiance Deferred Compensation Plan are generally paid beginning the year following the executive’s retirement or termination. However, the Plan does have provisions for scheduled “in-service” distributions from the plan and it also allows for hardship withdrawals upon the approval of the Compensation Committee. Retirement benefits are paid either in a lump sum or in scheduled installment payments when the executive’s termination is considered a retirement. All other distributions are made in lump sum payments.

ARRA and the Interim Final Rule prohibit First Defiance from making any “golden parachute payment” to its Senior Executive Officers or any of the five next most highly compensated employees during the TARP Covered Period. For this purpose, a “golden parachute payment” is any payment for the departure from First Defiance for any reason, or any payment due to a change in control of First Defiance or an affiliate. A golden parachute payment is treated as paid at the time of departure or the change in control event, as applicable, and may include a right to amounts actually payable after the TARP Covered Period.

For purposes of ARRA and the Interim Final Rule, deferrals to the First Defiance Deferred Compensation Plan by the named executive officers would be considered payments for services performed or benefits accrued and not golden parachute payments. Under ARRA and the Interim Final Rule, a payment is considered to be for services performed or benefits accrued, which includes payments from a benefit plan or deferred compensation plan, if: (i) the plan was in effect for at least one year prior to the employee’s departure; (ii) payment is made pursuant to the plan as in effect no later than one year before the departure and in accordance with any amendments during this one-year period that do not increase the benefits payable; (iii) the employee had a vested right to payment at the time of the departure or the change in control; (iv) benefits were accrued each period only for current or prior services rendered; (v) payment was not based on any discretionary acceleration of vesting or accrual of benefits occurring later than one year before the departure or the change in control event; and (vi) First Defiance has recognized a compensation expense and accrued a liability for benefit payments according to United States generally accepted accounting principles or segregated or otherwise set aside assets in a trust for payment of benefits. In this case, any payments made under the First Defiance Deferred Compensation Plan in 2009 would have satisfied these requirements and, accordingly, would not be subject to the prohibition on golden parachute payments.

The following table provides information with respect to the Named Executive Officers participation in the First Defiance Deferred Compensation Plan. All contributions to the First Defiance Deferred Compensation plan are made by the executives participating in the Plan. There are no contributions by First Defiance and none of the Named Executive Officers received a withdrawal or distribution under the Plan.

Name	Executive Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)
William J. Small	$15,000	$55,729	$218,450
Donald P. Hileman	$ -0-	$ 7,769	$ 31,249
James L. Rohrs	$ -0-	$26,170	$107,967
Gregory R. Allen	$ -0-	$27,966	$106,404
Dennis E. Rose Jr.	$ -0-	$ 5,058	$ 16,657

Potential Payments Upon Termination or Change in Control

The table below summarizes the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a Named Executive Officer at, following, or in connection with any termination of employment including by resignation, severance, retirement, disability or a constructive termination, by a change of control of the Company; or by a change in the Named Executive Officer’s responsibilities (that may not result in a termination of employment).

The amounts shown assume that such termination was effective as of December 31, 2009, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a Named Executive Officer’s employment terminates, the executive is entitled to receive amounts earned during the term of employment. Such amounts include:

•	non-equity incentive compensation earned during the fiscal year;

•	amounts contributed under the First Defiance Deferred Compensation Plan;

•	unused vacation pay; and

•	amounts accrued and vested through the Company’s 401(k) Plan

Payments Made Upon Retirement

In the event of retirement of a Named Executive Officer, in addition to the items identified above, the executive will be entitled to the following:

•	vesting of all outstanding unvested stock options; and

•

executives who meet minimum age and years of service requirements are entitled to continue to participate in the Company’s health and welfare benefits. These benefits are the same as retiree medical benefits offered to all employees of First Defiance and are more fully described in Note 17 to the Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2009.

Payments Made Upon Death or Disability

In the event of the death or disability of a Named Executive Officer, in addition to the benefits listed under the headings “Payments Made upon Termination” and “Payments Made Upon Retirement” above, the Named Executive Officer will receive benefits under the Company’s disability plan or payments under the Company’s life insurance plans, as appropriate.

Payments Made Upon Change of Control

Each Named Executive Officer, other than Messrs. Rose, has entered into an employment agreement with First Defiance and First Federal, the terms of which are similar for Messrs. Small, Hileman, Rohrs and Allen. Pursuant to their agreements, if the executive’s employment is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability) or if the executive terminates his employment in certain circumstances defined in the employment agreements which constitute “good reason”, in addition to the benefits listed under the heading “Payments Made Upon Termination” the Named Executive Officer will receive a lump sum severance payment of 2.99 times the employee’s average annual compensation for the five most recent taxable years ending during the calendar year in which the Notice of Termination occurs. Under the agreements, compensation is defined as base salary plus non-equity incentive bonus.

Further, all unvested stock options held by Messrs Small, Hileman, Rohrs and Allen will automatically vest and become exercisable in the event of a change in control. Such unvested options do not vest in the event of termination for reasons other than retirement, death or disability, even if such termination is for “good reason.”

Mr. Rose has entered into a Change of Control and Non-Compete Agreement. Under the terms of this agreement, in the event employment is terminated within six months prior to a change of control or within one year after a change of control, the executive is entitled to receive an amount equal to his annual salary most recently set prior to the occurrence of the change in control.

Generally, pursuant to the agreements, a change of control has the meaning set forth in Section 409(A)(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended.

As discussed above, ARRA and the Interim Final Rule prohibit First Defiance from making any golden parachute payments to its Senior Executive Officers and the five next most highly compensated employees during the TARP Covered Period. Amounts payable under the employment and change of control agreements may be golden parachute payments within the meaning of ARRA and the Interim Final Rule. First Defiance entered into letter agreements with its named executive officers who are subject to the prohibition on golden parachute payments which prohibit First Defiance from making any golden parachute payments during the TARP Covered Period. As a result, if a change of control were to occur during the TARP Covered Period, First Defiance may be prohibited from making payments upon an employee’s termination following a change of control.

Executive Benefits and Payments upon Termination	Voluntary Termination	For Cause Termination	Involuntary Not for Cause Or Voluntary Good Reason Termination	Involuntary Change of Control Termination (CIC)	Death		Disability
William J. Small
Severance	—	—	$970,320	$970,320		—		—
Accelerated vesting of options	—	—	—	$0		$290		$290
Donald P. Hileman
Severance Accelerated vesting of options	—	—	$443,842 —	$443,842	$	— 290	$	— 290
James L. Rohrs
Severance	—	—	$635,034	$635,034		—		—
Accelerated vesting of options	—	—	—	$0		$290		$290
Gregory R. Allen
Severance	—	—	$507,728	$507,728		—		—
Accelerated vesting of options	—	—	—	$0		$290		$290
Dennis E. Rose Jr
Severance	—	—	—	$137,284		—		—

PROPOSAL 2

Non-Binding Advisory Vote on Executive Compensation

In December 2008, First Defiance participated in the U.S. Department of the Treasury (“Treasury”) Capital Purchase Program (“CPP”). Under the CPP, First Defiance issued $37.0 million of First Defiance non-voting preferred stock and a warrant to purchase 550,595 shares of Common Stock at an exercise price of $10.08 per share, subject to certain anti-dilution and other adjustments. The $37.0 million of Preferred Stock issued by First Defiance under the CPP will qualify as Tier 1 capital. The American Recovery and Reinvestment Act of 2009 (“ARRA”), more commonly known as the economic stimulus package, was signed into law on February 17, 2009. In addition to a wide variety of programs intended to stimulate the economy, ARRA imposes significant new requirements for and restrictions relating to the compensation arrangements of financial institutions that received government funds through the CPP. These restrictions apply until a participant repays the financial assistance received through the CPP (the “CPP Period”).

One of the new requirements is that any proxy for a meeting of shareholders at which directors are to be elected which is held during the CPP Period permit a non-binding advisory vote on the compensation of the executives of the CPP participant, as described in the participant’s proxy statement. These proposals are commonly referred to as “Say-on-Pay” proposals.

As a shareholder, you have the opportunity to vote for or against First Defiance’s executive compensation through the following resolution:

“Resolved, that the shareholders approve the compensation of First Defiance’s executives as named in the Summary Compensation Table of the Company’s 2009 Proxy Statement, as described in the ‘Compensation Discussion and Analysis,’ the compensation tables and the related disclosure contained on pages 14 — 30 in the Proxy Statement.”

Because your vote is advisory, it will not be binding upon the Board of Directors, overrule any decision made by the Board of Directors, or create or imply any additional fiduciary duty by the Board of Directors. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Your Board Recommends That You

Vote FOR the Approval of First Defiance’s Executive Compensation.

BENEFICIAL OWNERSHIP

The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (“1934 Act”), known to First Defiance to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each director and each person nominated to become a director of First Defiance, (iii) the Named Executive Officers, and (iv) all directors and executive officers of First Defiance as a group.

	Common Stock
Name of Beneficial Owner	Shares Owned	Right to Acquire Beneficial Ownership Under Options Exercisable Within 60 Days	Percent of Class (a)
First Defiance Financial Corp. Employee Stock Ownership Plan	522,945(b)	—	6.44%
Dimensional Fund Advisors, LP	673,582(c)	—	8.30%
BlackRock, Inc.	486,491(d)	—	5.99%
John L. Bookmyer	1,170	1,200	—
Stephen L. Boomer	14,689(e)	—	—
Dr. Douglas A. Burgei	30,805(e)	—	—
Peter A. Diehl	11,202	—	—
Jean A. Hubbard	5,631(e)	—	—
Dwain I. Metzger	2,697	1,200	—
Barbara A. Mitzel	1,366(e)	—	—
James L. Rohrs	54,740	49,600	1.23%
William J. Small	116,964(e)(f)	7,400	1.53%
Samuel S. Strausbaugh	4,697	1,200	—
Thomas A. Voigt	14,974(e)	—	—
Gregory R. Allen	20,365(f)	30,900	—
Donald P. Hileman	2,579	1,100	—
Jeffrey D. Vereecke	47,820(e)	4,800	—
John C. Wahl	86,648(e)(f)	17,000	1.27%
All current directors and executive officers as a group (17 persons)	361,704(f)(g)	138,850	6.16%

(a)	If no percent is provided, the number of shares is less than 1% of the total outstanding shares of Common Stock.

(b)

Shares owned by First Defiance Financial Corp. Employee Stock Ownership Plan, 601 Clinton St., Defiance, OH (“ESOP”) which have been allocated to persons listed in this table are also included in those persons’ holdings: Mr. Rohrs – 5,003 shares, Mr. Small – 18,625 shares, Mr. Allen – 5,486 shares, Mr. Rose – 5,335 shares, Mr. Wahl – 22,484 shares, Mr. Hileman – 1 share and all directors and executive officers as a group – 44,983 shares.

(footnotes continued on next page)

(c)

Based on Schedule 13G/A filed with the SEC on February 8, 2010, Dimensional Fund Advisors LP, Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746 (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, possesses sole voting power over 659,994 shares of Common Stock and sole dispositive power over 673,582 shares of Common Stock. All shares reported are owned by the funds for which Dimensional serves as investment advisor, and Dimensional disclaims beneficial ownership of such securities.

(d)

Based on Schedule 13G filed with the SEC on January 29, 2010, BlackRock Inc., 55 East 52nd Street, New York, New York 10055 possesses sole voting power over 486,491 shares of Common Stock and sole dispositive power over 486,491 shares of Common Stock.

(e)

Includes shares of Common Stock in which beneficial owners share voting and/or investment power as follows: 10,125 held jointly by Mr. Boomer and his spouse; 5,710 shares held jointly by Dr. Burgei and his spouse; 3,500 shares held in the Hubbard Company Retirement Plan 401(k) for which Ms. Hubbard is a trustee; 775 shares which Ms. Mitzel owns jointly with her spouse; 309 shares and 53,240 shares which Mr. Small owns jointly with his children and spouse respectively; 1,721 shares held by Mr. Voigt’s spouse; 2,546 shares owned jointly by Mr. Vereecke or his spouse and their children; and 20,000 shares, 2,000 shares, 495 shares and 155 shares held by Mr. Wahl’s spouse, jointly by Mr. Wahl and his spouse, held in custodial accounts for minor children for which Mr. Wahl is custodian, and held in a trust for which Mr. Wahl is trustee.

(f)	Includes the following shares pledged as collateral on a loan: Mr. Small – 77,507 and Mr. Allen – 12,700.

(g)	Does not include shares owned by Mr. Wahl as he is not an executive officer on the date of this Proxy Statement.

RELATED PERSON TRANSACTIONS

All directors and executive officers have commercial, consumer or mortgage banking relationships with First Federal and a number have insurance relationships through First Insurance and Investments. All loans or deposits made to directors and executive officers (i) were made in the ordinary course of business; (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans or deposits with persons not related to First Federal; and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

First Federal has a policy which covers all loans to directors and executive officers. In accordance with that policy, any loan request for directors or executive officers, which when aggregated with other extensions of credit from First Federal exceeds $500,000 requires prior Board of Directors approval. Loans to executive officers, which when aggregated with existing extensions of credit are less than $500,000, do not require prior Board of Directors approval but must be reported at the next Board meeting. Loans to directors, which when aggregated with existing extensions of credit are less than $500,000, do not require Board approval and are not required to be reported to the Board at the next Board meeting. However, all loan transactions with related persons are reported to and ratified by the full Board of Directors and the Audit Committee quarterly. First Defiance’s policy is that it will not enter into related person transactions that are outside of normal banking relationships.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires First Defiance’s executive officers and directors, and persons who own more than ten percent of Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and to provide First Defiance with a copy of such form. Based on First Defiance’s review of the copies of such forms it has received, First Defiance believes that its executive officers and directors complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2009, except that Mr. Burgei filed two late Forms 4 reporting one transaction each; Mr. Voigt filed one late Form 4 reporting one transaction; and Messrs. Allen, Hileman, Small, Rohrs, Rose, Bookmyer, Metzger, Strausbaugh, and Mses. Hubbard and Mitzel each filed one late Form 4 reporting one transaction each.

PROPOSAL 3

Approval of the First Defiance 2010 Equity Incentive Plan

The Board proposes that the shareholders approve the adoption of the First Defiance Financial Corp. 2010 Equity Incentive Plan (the “Equity Plan”). On March 15, 2010, the Board adopted the Plan, subject to approval by the shareholders. The Board of Directors believes that First Defiance’s interests are best advanced by providing an incentive for the efforts of employees, officers, non-employee directors and other service providers, in each case who are selected to be participants, to continue working toward and contributing to the success and progress of the Company and such an incentive being directly tied to such success and progress.

Your Board Recommends That You

Vote FOR the approval of the Equity Plan.

Set forth below is a summary of the material features of the Equity Plan, which summary is qualified in its entirety by the text of the Equity Plan, a copy of which is attached to this Proxy Statement as Annex A.

The purpose of the Equity Plan is to promote our long-term financial success and increase shareholder value by motivating performance through incentive compensation. The Equity Plan is intended to encourage participants to acquire ownership interests in the Company, attract and retain talented employees, directors and consultants and enable participants to participate in our long-term growth and financial success. The Equity Plan serves these purposes by making equity- and cash-based awards (“Awards”) available for grant to eligible participants in the form of:

•	nonqualified stock options to purchase Common Shares (“NQSOs”);

•	incentive stock options to purchase Common Shares (“ISOs” and, together with NQSOs, “Options”);

•	stock appreciation rights (“SARs”);

•	restricted Common Shares (“Restricted Stock”);

•	other stock-based Awards – Awards that are valued in whole or in part by reference to, or otherwise based on, the fair market value of the Common Shares (“Other Stock-Based Awards”); and

•	awards based on the attainment of one or more performance criteria (“Performance-Based Awards”).

If approved by the shareholders, the Equity Plan will replace our existing long-term incentive plan, the First Defiance Financial Corp. 2005 Stock Option and Incentive Plan (the “Prior Plan”), which expires by its terms on April 19, 2015. Awards outstanding under the Prior Plan will remain in effect in accordance with their respective terms.

Administration

The Compensation Committee will administer the Equity Plan. The Compensation Committee will be comprised of at least two directors, each of whom will be a “non-employee” director (within the meaning of Rule 16b-3 under the Exchange Act).

In its capacity as plan administrator, the Compensation Committee will determine which participants will be granted Awards, the type of each Award granted and the terms and conditions of each Award. The Compensation Committee will also have full power and authority to (1) establish, amend and rescind rules and regulations relating to the Equity Plan, (2) interpret the Equity Plan and all related award agreements and (3) make any other determinations that it deems necessary or desirable for the administration of the Equity Plan. Any action taken by the Compensation Committee will be final, binding and conclusive on all parties.

With respect to each Award granted under the Equity Plan, we will enter into a written or electronic award agreement with the participant which describes the terms and conditions of the Award, including (1) the type of Award and when and how it may be exercised or earned, (2) any exercise price associated with the Award, (3) how the Award will or may be settled and (4) any other applicable terms and conditions affecting the Award.

Eligibility

The Compensation Committee may select any (1) employees of the Company and its affiliates, and (2) non-employee directors of the Company or its affiliates to receive Awards under the Equity Plan. As of March 10, 2010, there were seven non-employee directors of the Company and approximately 544 employees of the Company and its affiliates.

Available Common Shares

Subject to the adjustments discussed below, the aggregate number of Common Shares available for the grant of Awards under the Equity Plan will be 350,000. Common Shares issued under the Equity Plan may consist of (1) treasury shares, (2) authorized but unissued Common Shares not reserved for any other purpose or (3) Common Shares purchased by us or on our behalf in the open market for such purpose.

Upon the grant of an Award, we will reduce the number of Common Shares available for issuance under the Equity Plan by an amount equal to the number of Common Shares subject to such Award.

The following Common Shares may be awarded under the Equity Plan and do not count against the 350,000 share limit:

•	Common Shares covered by an Award granted under the Equity Plan that expires or is forfeited, cancelled, surrendered or otherwise terminated without the issuance of such Common Shares;

•	Common Shares covered by an Award granted under the Equity Plan that, by its terms, may be settled only in cash;

•

Common Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become eligible participants in the Equity Plan as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its affiliates; and

•	Common Shares returned to the Company pursuant to the terms of any clawback policy, provision or agreement.

In the event of any Common Share dividend, Common Share split, recapitalization, merger, reorganization, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of Common Shares or any other change affecting the Common Shares, the Compensation Committee will make such substitutions and adjustments as it deems equitable and appropriate to (1) the number of Common Shares that it may issue under the Equity Plan, (2) any Common Share-based limits imposed under the Equity Plan and (3) the exercise price, number of Common Shares and other terms or limitations applicable to outstanding Awards.

On March 12, 2010, the closing price of the Common Shares on Nasdaq was $10.46.

Types of Awards

Options. The Compensation Committee may grant Options at any time during the term of the Equity Plan in such number, and upon such terms and conditions, as it determines. The exercise price of any Option will be at least equal to the fair market value of the Common Shares (i.e., the closing price of the Common Shares on Nasdaq) on the date the Option is granted, and may be paid (1) in cash, (2) by tendering previously-acquired Common Shares, (3) by a cashless exercise and/or (4) through any other method approved by the Compensation Committee. The Compensation Committee will also determine the term of the option (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the Option, all of which will be reflected in the related award agreement. The award agreement will specify whether the Option is intended to be an ISO or a NQSO. The Compensation Committee may grant all of the Common Shares available for issuance under the Equity Plan with respect to ISOs. However, the Compensation Committee may only grant ISOs to employees of the Company or its subsidiaries, and ISOs will be subject to certain additional restrictions, including without limitation compliance with the requirements of Section 422 of the Code.

Stock Appreciation Rights. The Compensation Committee may grant SARs at any time during the term of the Equity Plan in such number, and upon such terms and conditions, as it determines. The exercise price of any SAR will be at least equal to the fair market value of the Common Shares on the date the SAR is granted. The Compensation Committee will also determine the term of the SAR (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the SAR, all of which will be reflected in the related award agreement. Upon exercise of a SAR, a participant will be entitled to receive an amount equal to the difference between (1) the fair market value of a Common Share on the exercise date and (2) the exercise price per Common Share, multiplied by the number of Common Shares with respect to which the SAR is exercised. A SAR may be settled in Common Shares, cash or a combination thereof, as specified by the Compensation Committee in the related award agreement.

Restricted Stock. The Compensation Committee may grant shares of Restricted Stock at any time during the term of the Equity Plan in such number, and upon such terms and conditions, as it determines. Restricted Stock consists of Common Shares that are issued to a participant but are subject to forfeiture based upon satisfaction of certain terms, conditions and restrictions which may include, without limitation, (1) a requirement that participants pay a purchase price for each share of Restricted Stock, (2) restrictions based on the achievement of specific performance goals, (3) time-based restrictions or (4) holding requirements or sale restrictions upon vesting. The Compensation Committee will determine the terms, conditions and restrictions applicable to each Restricted Stock Award, all of which will be reflected in the related award agreement.

During the period that the shares of Restricted Stock remain subject to forfeiture, (1) the Company may retain the certificates representing shares of Restricted Stock, (2) a participant may not sell or otherwise transfer the shares of Restricted Stock and (3) unless otherwise provided in the related award agreement, a participant will generally be entitled to exercise full voting rights and receive all dividends paid with respect to the shares of Restricted Stock (except that receipt of any such dividends will be subject to the same terms, conditions and restrictions as apply to the shares of Restricted Stock). At the end of the restriction period, (1) the participant will forfeit the shares of Restricted Stock if all terms, conditions and restrictions specified in the related award agreement have not been met, or (2) we will distribute the shares of Restricted Stock to the participant if all terms, conditions and restrictions specified in the related award agreement have been met.

Other Stock-Based Awards. The Compensation Committee may grant Other Stock-Based Awards at any time during the term of the Equity Plan in such number, and upon such terms and conditions, as it determines. The Compensation Committee may grant Other Stock-Based Awards in such form as it determines, including, without limitation, (1) unrestricted Common Shares or (2) time-based or performance-based restricted stock units that are settled in Common Shares and/or cash. The award agreement relating to each Other Stock-Based Award will specify the terms and conditions upon which the Award will vest, the form of settlement (which may be cash, Common Shares or a combination thereof), whether the Award will include dividend equivalents and any other terms and conditions of the Award.

Performance-Based Awards. Under the terms of the Equity Plan, the Compensation Committee may grant Cash Awards, Restricted Stock Awards and Other Stock-Based Awards subject to the attainment of such performance criteria as the Compensation Committee may determine from time to time during a specified performance period.

Termination of Employment or Service

The Compensation Committee will determine the extent to which each Award granted under the Equity Plan will vest and the extent to which a participant will have the right to exercise and/or settle the Award in connection with a participant’s termination of employment or service. Such provisions, which will be reflected in the related award agreement, need not be uniform among all Awards and may reflect distinctions based on the reasons for termination. However, the Compensation Committee may generally only accelerate the vesting conditions of an Award upon a participant’s termination due to Retirement, death or Disability or involuntary termination without Cause (as such terms are defined in the Equity Plan).

Change in Control

Except as otherwise provided in the related award agreement, in the event of a Change in Control (as such term is defined in the Equity Plan), the Compensation Committee may take such actions, if any, as it deems necessary or desirable with respect to any outstanding Award as of the date of the consummation of such Change in Control. Such actions may include, without limitation, (1) the acceleration of the vesting, settlement and/or exercisability of an Award, (2) the payment of a cash amount in exchange for the cancellation of an Award and/or (3) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any Awards affected by the Change in Control.

Transferability

Except as otherwise provided in a related award agreement, (1) a participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate an Award, except by will or the laws of descent and distribution and (2) during a participant’s lifetime, only the participant or his or her guardian or legal representative may exercise an Award.

No Rights as a Shareholder

Except as otherwise provided in the Equity Plan or in a related award agreement, a participant will not have any rights as a shareholder with respect to Common Shares covered by an Award unless and until the participant becomes the record holder of such Common Shares.

Repricing

The Equity Plan expressly prohibits the Board or Compensation Committee from amending the terms of an outstanding Award to (1) reduce the exercise price of an outstanding Option or SAR or (2) cancel an outstanding Option or SAR in exchange for cash or other Awards (including Options or SARs) having an exercise price less than the exercise price of the original Option or SAR, without shareholder approval.

Effective Date and Term

The Equity Plan will become effective upon its approval by the shareholders and, unless earlier terminated, will continue until April 20, 2020 (except that the Compensation Committee may not grant any ISOs after March 15, 2020.

Amendment or Termination

The Board or Compensation Committee may amend or terminate the Equity Plan at any time, except that no amendment or termination may be made without shareholder approval if (1) the amendment materially increases the benefits accruing to participants, (2) the amendment materially increases the aggregate number of Common Shares authorized for grant under the Equity Plan , (3) the amendment materially modifies the eligibility requirements for participation or (4) such approval is required by any law, regulation or stock exchange rule.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to participation in the Equity Plan. This summary is based on U.S. federal tax laws and Treasury

Regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws. In addition, this summary does not constitute tax advice or describe federal employment, state, local or foreign tax consequences. Each participant should consult with his or her tax advisor concerning the U.S. federal income tax and other tax consequences of participating in the Equity Plan.

Incentive Stock Options. We intend for ISOs to qualify for special treatment available under Section 422 of the Code. A participant will not recognize taxable income when an ISO is granted and we will not receive a deduction at that time. A participant will not recognize ordinary income upon the exercise of an ISO provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the ISO and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to Disability).

If the participant does not sell or otherwise dispose of the Common Shares acquired upon the exercise of an ISO within two years from the grant date of the ISO or within one year after the participant receives the Common Shares, then, upon disposition of such Common Shares, any amount realized in excess of the exercise price will be taxed to the participant as a capital gain, and we will not be entitled to a corresponding deduction. The participant generally will recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant generally will recognize ordinary income at the time of the disposition of the Common Shares in an amount equal to the lesser of (1) the excess of the fair market value of the Common Shares on the date of exercise over the exercise price or (2) the excess, if any, of the amount realized upon disposition of the Common Shares over the exercise price, and we will be entitled to a corresponding deduction. Any amount realized in excess of the value of the Common Shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the Common Shares.

The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from ISOs.

Nonqualified Stock Options. A participant will not recognize any income when a NQSO is granted, and we will not receive a deduction at that time. However, when a NQSO is exercised, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the Common Shares that the participant purchased on the date of exercise over the exercise price. If a participant uses Common Shares or a combination of Common Shares and cash to pay the exercise price of a NQSO, the participant will recognize ordinary income equal to the value of the excess of the number of Common Shares that the participant purchases over the number of Common Shares that the participant surrenders, less any cash the participant uses to pay the exercise price. When a NQSO is exercised, we will be entitled to a deduction equal to the ordinary income that the participant recognizes.

If the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a NQSO is greater than the aggregate exercise price that the participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the NQSO. Conversely, if the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a NQSO is less than the aggregate exercise price the participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the NQSO.

Stock Appreciation Rights. A participant will not recognize taxable income when a SAR is granted, and we will not receive a deduction at that time. When a SAR is exercised, a participant will recognize ordinary income equal to the excess of the cash and/or the fair market value of the Common Shares the participant receives over the aggregate exercise price of the SAR, if any, and we will be entitled to a corresponding deduction.

If the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a SAR is greater than the aggregate exercise price that the participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the SAR. Conversely, if the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a SAR is less than the aggregate exercise price that the participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the SAR.

Restricted Stock. Unless a participant makes an election under Section 83(b) of the Code (a “Section 83(b) Election”), the participant generally will not recognize taxable income when Restricted Stock is granted, and we will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the Restricted Stock vests (i.e., when the underlying Common Shares are freely transferable or not subject to a substantial risk of forfeiture) equal to the fair market value of the Common Shares that the participant receives when the terms, conditions and restrictions have been met, less any consideration paid for the Restricted Stock, and we generally will be entitled to a deduction equal to the income that the participant recognizes.

If the amount a participant receives upon disposition of these Common Shares is greater than the fair market value of the Common Shares when the Restricted Stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the Restricted Stock vested. Conversely, if the amount the participant receives upon disposition of these Common Shares is less than the fair market value of the Common Shares when the Restricted Stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the Restricted Stock vested.

If a participant makes a Section 83(b) Election, the participant will recognize ordinary income on the grant date equal to the fair market value of the Common Shares subject to the Restricted Stock Award on the grant date, and we will be entitled to a deduction equal to the income that the participant recognizes at that time.

However, the participant will not recognize income when (and if) the Restricted Stock vests. If a participant who has made a Section 83(b) Election earns the Common Shares subject to a Restricted Stock Award, any appreciation between the grant date and the date the participant disposes of the

Common Shares will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the grant date. Conversely, if the amount the participant receives upon disposition of these Common Shares is less than the fair market value of the Common Shares on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the grant date. Also, if a participant forfeits his or her Restricted Stock, the participant cannot take a tax deduction in connection with the forfeiture of the Restricted Stock subject to a Section 83(b) Election.

Other Stock-Based Awards; Performance-Based Awards. Generally, a participant will not recognize taxable income when an Other Stock-Based Award is granted, and we will not receive a deduction at that time. However, upon the settlement of an Other Stock-Based Award, the participant will recognize ordinary income equal to the cash and/or fair market value of the Common Shares that the participant receives, less the aggregate exercise price of the Other Stock-Based Award, if any. We generally will be entitled to a deduction equal to the income that the participant recognizes.

If the participant receives Common Shares upon the settlement of an Other Stock-Based Award and the amount the participant receives upon disposition of the Common Shares acquired upon the settlement of the Other Stock-Based Award is greater than the fair market value of the Common Shares when they were issued to the participant, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after they were issued. Conversely, if the amount the participant receives upon disposition of these Common Shares is less than the value of the Common Shares when they were issued, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after they were issued.

Section 409A. Section 409A of the Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation. We intend for the Awards granted under the Equity Plan to comply with or be exempt from the requirements of Section 409A and the Treasury Regulations promulgated thereunder.

Section 162(m). Section 162(m) of the Code disallows a deduction for any compensation paid to certain “covered employees” during any year in excess of $1,000,000 unless the compensation constitutes “qualified performance-based compensation.” Except for grants of ISOs, Awards under the Equity Plan are not intended to constitute qualified performance-based compensation under Section 162(m) of the Code.

New Plan Benefits

All Awards granted under the Equity Plan will be at the discretion of the Compensation Committee and, in the case of Performance-Based Awards, dependent upon the Company’s future performance. As a result, the specific number and terms of Awards that (1) will be granted to participants or (2) would have been granted to participants during the 2009 fiscal year had the Equity Plan been in place, are not determinable.

The following table provides information as of December 31, 2009 with respect to the shares of First Defiance common stock that may be issued under First Defiance’s existing equity compensation plans. As stated above, if approved by the shareholders, the Equity Plan will replace the Prior Plan, which expires by its terms on April 19, 2015. Although awards outstanding under the Prior Plan will remain in effect in accordance with their respective terms, the number of securities available for future issuance as shown below will be eliminated.

Plan Category	Number of securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	467,500	$19.41	98,905

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent auditors for the fiscal year ended December 31, 2009 were the independent registered public accounting firm Crowe Horwath LLP. The Audit Committee has reappointed Crowe Horwath to continue as independent auditors for First Defiance for the year ended December 31, 2010. Crowe Horwath also served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2008 and has reported on the Company’s consolidated financial statements.

The following table sets forth the aggregate fees that were incurred for audit and non-audit services provided by Crowe Horwath in 2009 and 2008. The table lists audit fees, audit related fees, tax fees and all other fees.

Services Rendered	2009	2008
Audit Fees	$304,000	$299,000
Audit Related Fees	110,875	48,900
Tax Fees	40,875	103,100
Other	—	—

Total fees paid	$455,750	$451,000

Audit related fees relate to services for employee benefit plan audits, compliance services and services related to accounting consultations relating to the Company’s mergers and acquisitions activity. The increase in audit related fees in 2009 related to work completed on shelf registration statements. Tax fees include the following amounts paid to Crowe Horwath in 2009 and 2008:

Tax Services Rendered	2009	2008
Tax return preparation	$40,875	$32,255
Other tax compliance	0	70,855

Total Tax Fees	$40,875	$103,100

Other tax compliance fees consist of fees related to the preparation of tax returns and tax compliance. The fees for 2008 are related to the acquisition of Pavilion Bancorp, Inc. and tax planning for the First Defiance Operations Center.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of four directors, all of whom are considered “independent” under Nasdaq listing standards.

The Audit Committee oversees First Defiance’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements in the Annual Report on Form 10-K, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also reviews the effectiveness of First Defiance’s system of internal controls, including a review of the process used by management to evaluate the effectiveness of the system of internal control.

The Committee reviewed with Crowe Horwath LLP its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed under their professional standards. The Committee received the written disclosures and the letter from Crowe Horwath required by applicable requirements of the Public Company Accounting Oversight Board regarding Crowe Horwath’s communications with the Committee concerning independence. In addition, the Committee discussed with Crowe Horwath its independence from management and the Company, including the matters required to be discussed by Statement of Auditing Standards No. 61, and considered the compatibility of non-audit services with the auditors’ independence. The committee also pre-approved all professional services provided to the Company by the independent registered public accounting firm.

The Committee discussed with the Company’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held five meetings during 2009.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC. The Committee and the Board have also approved the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

John Bookmyer, Audit Committee Chair

Stephen L. Boomer

Peter A. Diehl

Samuel S. Strausbaugh

March 1, 2010

OTHER MATTERS

Each proxy confers discretionary authority on the Board of Directors of First Defiance to vote the proxy for the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of solicitation of proxies will be borne by First Defiance. First Defiance will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of First Defiance may solicit proxies personally or by telephone without additional compensation. First Defiance will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries who are record holders of Common Stock not beneficially owned by them, for forwarding the proxy materials to, and obtaining proxies from, the beneficial owners of First Defiance Common Stock entitled to vote at the Annual Meeting. Further, First Defiance has retained The Altman Group, a proxy solicitation firm, to assist in soliciting proxies. The Company anticipates that the costs of The Altman Group’s services will be approximately $6,000, plus reasonable expenses.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy solicitation materials to be used in connection with the next annual meeting of shareholders of First Defiance must be received at the main office of First Defiance no later than November 16, 2010. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders. In addition, if a shareholder intends to present a proposal at the 2010 annual meeting of shareholders of First Defiance without including the proposal in the proxy solicitation materials relating to that meeting, and if the proposal is not received by February 2, 2011, then the proxies designated by the Board of Directors of First Defiance for the 2011 annual meeting may vote proxies in their discretion on any such proposal without mention of such matter in the proxy solicitation materials or on the proxy card for such meeting.

ANNUAL REPORTS AND FINANCIAL STATEMENTS

Shareholders of First Defiance as of the Record Date for the Annual Meeting are being provided with a copy of First Defiance’s Annual Report to Shareholders and Form 10-K for the year ended December 31, 2009 (“Annual Report”). Included in the Annual Report are the consolidated financial statements of First Defiance as of December 31, 2009 and 2008 and for each of the years in the three-year period ended December 31, 2009, prepared in accordance with generally accepted accounting principles, and the related reports of First Defiance’s independent registered public accounting firm. The Annual Report is not a part of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

William J. Small, Chairman, President and Chief Executive Officer

March 16, 2010

Defiance, Ohio

Annex A

FIRST DEFIANCE FINANCIAL CORP.

2010 EQUITY INCENTIVE PLAN

The purpose of the Plan is to promote the Company’s long-term financial success and increase shareholder value by motivating performance through incentive compensation. The Plan also is intended to encourage Participants to acquire ownership interests in the Company, attract and retain talented employees, directors and consultants and enable Participants to participate in the Company’s long-term growth and financial success.

ARTICLE I

DEFINITIONS

When used in the Plan, the following capitalized words, terms and phrases shall have the meanings set forth in this Article I. For purposes of the Plan, the form of any word, term or phrase shall include any and all of its other forms.

1.1 “Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

1.2 “Affiliate” shall mean any entity with whom the Company would be considered a single employer under Section 414(b) or (c) of the Code, but modified as permitted under Treasury Regulations promulgated under any Code section relevant to the purpose for which the definition is applied.

1.3 “Award” shall mean any Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock, Performance Board Award, or Other Stock-Based Award granted pursuant to the Plan.

1.4 “Award Agreement” shall mean any written or electronic agreement between the Company and a Participant that describes the terms and conditions of an Award. If there is a conflict between the terms of the Plan and the terms of an Award Agreement, the terms of the Plan shall govern.

1.5 “Board” shall mean the Board of Directors of the Company.

1.6 “Cause” shall mean, unless otherwise provided in the related Award Agreement or in any employment agreement between the Participant and the Company or any Affiliate or in any other agreement between the Participant and the Company or any Affiliate (but only within the context of the events contemplated by the employment agreement or other agreement, as applicable), a Participant’s: (a) willful and continued failure to substantially perform assigned duties; (b) gross misconduct; (c) breach of any term of any agreement with the Company or any Affiliate, including the Plan and any Award Agreement; (d) conviction of (or plea of no contest or nolo contendere to) (i) a felony or a misdemeanor that originally was charged as a felony but which was subsequently reduced to a misdemeanor through negotiation with the charging entity or (ii) a crime other than a felony, which involves a breach of trust or fiduciary duty owed to the Company or any Affiliate; or (e) violation of the Company’s code of conduct or any other policy of the Company or any Affiliate that applies to the Participant. Notwithstanding the foregoing, Cause will not arise solely because the Participant is absent from active employment during periods of vacation, consistent with the Company’s applicable vacation policy, or other period of absence approved by the Company.

1.7 “Change in Control” shall mean, unless otherwise provided in any employment agreement between the Participant and the Company or any Affiliate or in any other agreement between the Participant and the Company or any Affiliate (but only within the context of events contemplated by the employment agreement or other agreement, as applicable), the occurrence of any of the following:

(a) the members of the Board on the effective date of this Plan (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided however, that any individual becoming a director after the effective date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors shall also be treated as an Incumbent Director, but excluding any individual whose initial assumption of office occurs as a result of a proxy contest or any agreement arising out of an actual or threatened proxy contest;

(b) the acquisition by any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Act), other than the Company, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act), directly or indirectly, of thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors of the Company; provided, however, that the provisions of this paragraph (b) shall not include the acquisition of voting securities by any entity or person with respect to which that acquirer has filed SEC Schedule 13G (or any successor form or filing) indicating that the voting securities were not acquired and are not held for the purpose of or with the effect of changing or influencing, directly or indirectly, the Company’s management or policies, unless and until that entity or person indicates that its intent has changed by filing SEC Schedule 13D (or any successor form or filing);

(c) the consummation of a merger, consolidation or other business combination of the Company with or into another entity, or the acquisition by the Company of assets or shares or equity interests of another entity, as a result of which the stockholders of the Company immediately prior to such merger, consolidation, other business combination or acquisition, do not, immediately thereafter, beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such merger, consolidation or other business combination or the Company;

(d) the sale or other disposition of all or substantially all of the assets of the Company; or

(e) the liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to the payment, exercise or settlement of any Award that is subject to Section 409A of the Code (and for which no exception applies), a Change in Control shall be deemed not to have occurred unless the events or circumstances constituting a Change in Control also constitute a “change in control event” within the meaning of Section 409A of the Code and the Treasury Regulations promulgated thereunder.

1.8 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

1.9 “Committee” shall mean the Compensation Committee of the Board, which will be comprised of at least two (2) directors, each of whom is an “outside director,” within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder, and a “non-employee” director within the meaning of Rule 16b-3 under the Act.

1.10 “Company” shall mean First Defiance Financial Corp., an Ohio corporation, and any successor thereto.

1.11 “Consultant” shall mean any person who renders services to the Company or any of its Affiliates other than an Employee or a Director.

1.12 “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

1.13 “Director” shall mean a person who is a member of the Board, excluding any member who is an Employee.

1.14 “Disability” shall mean:

(a) with respect to an Incentive Stock Option, “disability” as defined in Section 22(e)(3) of the Code;

(b) with respect to the payment, exercise or settlement of any Award that is (or becomes) subject to Section 409A of the Code (and for which no exception applies), (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Participant’s employer, or (iii) the Participant is determined to be totally disabled by the Social Security Administration or Railroad Retirement Board; and

(c) with respect to a Participant’s right to exercise or receive settlement of any Award or with respect to the payment, exercise or settlement of any Award not described in subsection (a) or (b) of this definition, a Participant’s inability (established by an independent physician selected by the Committee and reasonably acceptable to the Participant or to the Participant’s legal representative) due to illness, accident or otherwise to perform his or her duties, which is expected to be permanent or for an indefinite duration longer than twelve (12) months.

1.15 “Employee” shall mean any person who is a common law employee of the Company or any Affiliate. A person who is classified as other than a common-law employee but who is subsequently reclassified as a common law employee of the Company or any Affiliate for any reason and on any basis shall be treated as a common law employee only from the date that reclassification occurs and shall not retroactively be reclassified as an Employee for any purpose under the Plan.

1.16 “Fair Market Value” shall mean the value of one Share on any relevant date, determined under the following rules:

(a) If the Shares are traded on an exchange, the reported “closing price” on the relevant date if it is a trading day, otherwise on the next trading day;

(b) If the Shares are traded over-the-counter with no reported closing price, the mean between the lowest bid and the highest asked prices on that quotation system on the relevant date if it is a trading day, otherwise on the next trading day; or

(c) If neither (a) nor (b) applies, (i) with respect to Options, Stock Appreciation Rights and any Award that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code and the Treasury Regulations promulgated thereunder, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

1.17 “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of Section 422 of the Code.

1.18 “Nonqualified Stock Option” shall mean an Option that is not intended to be an Incentive Stock Option.

1.19 “Option” shall mean an option to purchase Shares which is granted pursuant to Article V of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

1.20 “Other Stock-Based Award” shall mean an Award granted pursuant to Article VIII of the Plan.

1.21 “Participant” shall mean an Employee, Director or Consultant who is granted an Award under the Plan.

1.22 “Performance-Based Award” shall mean an Award described in Article IX of the Plan.

1.23 “Performance Criteria” shall mean any performance criteria determined by the Committee in its sole discretion.

1.24 “Plan” shall mean the First Defiance Financial Corp. 2010 Equity Incentive Plan, as set forth herein and as may be amended from time to time.

1.25 “Restricted Stock” shall mean an Award granted pursuant to Article VII of the Plan through which a Participant is issued Shares which are subject to specified restrictions on vesting and transferability.

1.26 “Retirement” shall mean, unless otherwise specified in an Award Agreement, in the case of an Employee, the retirement from the employ of the Company under one or more of the retirement plans of the Company, or as otherwise specified by the Committee and, in the case of Director, shall mean the retirement from the Board at any time after the Director attains age fifty-five (55) and has served at least five (5) years as a Director.

1.27 “Shares” shall mean the common shares, par value $0.01 per share, of the Company or any security of the Company issued in satisfaction, exchange or in place of these shares.

1.28 “Stock Appreciation Right” shall mean an Award granted pursuant to Article VI of the Plan through which a Participant is given the right to receive the difference between the Fair Market Value of a Share on the date of grant and the Fair Market Value of a Share on the date of exercise of the Award.

1.29 “Subsidiary” shall mean: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty (50%) by reason of stock ownership or otherwise.

ARTICLE II

SHARES SUBJECT TO THE PLAN

2.1 Number of Shares Available for Awards. Subject to this Article II, the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 350,000, all of which may be granted with respect to Incentive Stock Options. The Shares may consist, in whole or in part, of treasury Shares, authorized but unissued Shares not reserved for any other purpose or Shares purchased by the Company or an independent agent in either a private transaction or in the open market. Subject to this Article II, the number of Shares available for issuance under the Plan shall be reduced by one (1) Share for each Share subject to a grant of an Award, the number of Shares available for issuance under the Plan shall be reduced by an amount equal to the number of Shares subject to such Award, and any Shares underlying such an Award that become available for future grant under the Plan pursuant to Section 2.2 shall be added back to the Plan in an amount equal to the number of Shares subject to such an Award that become available for future grant under the Plan pursuant to Section 2.2. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

2.2 Share Usage. In addition to the number of Shares provided for in Section 2.1, the following Shares shall be available for Awards under the Plan: (a) Shares covered by an Award that expires or is forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares; (b) Shares covered by an Award that, by its terms, may be settled only in cash; (c) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees, Directors or Consultants as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates; and (d) any Shares from awards exercised for or settled in vested and nonforfeitable Shares that are later returned to the Company pursuant to any compensation recoupment policy, provision or agreement.

2.3 Adjustments. In the event of any Share dividend, Share split, recapitalization (including payment of an extraordinary dividend), merger, reorganization, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of Shares or any other change affecting the Shares, the Committee shall make such substitutions and adjustments, if any, as it deems equitable and appropriate to: (a) the aggregate number of Shares that may be issued under the Plan; (b) any Share-based limits imposed under the Plan; and (c) the exercise price, number of Shares and other terms or limitations applicable to outstanding Awards. Notwithstanding the foregoing, an adjustment pursuant to this Section 2.4 shall be made only to the extent such adjustment complies, to the extent applicable, with Section 409A of the Code.

ARTICLE III

ADMINISTRATION

3.1 In General. The Plan shall be administered by the Committee. The Committee shall have full power and authority to: (a) interpret the Plan and any Award Agreement; (b) establish, amend and rescind any rules and regulations relating to the Plan; (c) select Participants; (d) establish the terms and conditions of any Award consistent with the terms and conditions of the Plan; and (e) make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan shall be made in the Committee’s sole and absolute discretion and shall be final, conclusive and binding on all persons.

3.2 Delegation of Duties. In its sole discretion, the Committee may delegate any ministerial duties associated with the Plan to any person (including Employees) it deems appropriate; provided, however, that the Committee may not delegate (a) any duties that it is required to discharge to comply with Section 162(m) of the Code or any other applicable law; (b) its authority to grant Awards to any Participant who is subject to Section 16 of the Act; and (c) its authority under the Company’s equity award granting policy that may be in effect from time to time.

ARTICLE IV

ELIGIBILITY

Any Employee, Director or Consultant selected by the Committee shall be eligible to be a Participant in the Plan; provided, however, that Incentive Stock Options shall only be granted to Employees who are employed by the Company or any of its Subsidiaries.

ARTICLE V

OPTIONS

5.1 Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Option, the number of Shares covered by the Option, the conditions upon which the Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. The exercise price per Share of an Option shall be determined by the Committee at the time the Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price of any Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

5.4 Term. The term of an Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Option exceed ten (10) years from its date of grant.

5.5 Exercisability. Options shall become exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one (1) or more Performance Criteria; and (b) time-based vesting requirements.

5.6 Exercise of Options. Except as otherwise provided in the Plan or in a related Award Agreement, an Option may be exercised for all or any portion of the Shares for which it is then exercisable. An Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Committee which sets forth the number of Shares with respect to which the Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of an Option may be paid: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; provided that such Shares had been held for at least six (6) months or such other period required to obtain favorable accounting treatment; (c) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by applicable law); (d) by a combination of the methods described in clauses (a), (b) and/or (c); or (e) though any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

5.7 Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(a) The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(b) The aggregate Fair Market Value of the Shares (determined as of the date of grant) with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) may not be greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code.

(c) No Incentive Stock Option shall be granted to any Participant who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date the Incentive Stock Option is granted and (ii) the date on which such Incentive Stock Option will expire is not later than five (5) years from the date the Incentive Stock Option is granted.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

6.2 Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

6.3 Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

6.4 Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its date of grant.

6.5 Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one (1) or more Performance Criteria; and (b) time-based vesting requirements.

6.6 Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Committee which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in full Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

ARTICLE VII

RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Shares of Restricted Stock may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

7.2 Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares of Restricted Stock, the restricted period(s) applicable to the Shares of Restricted Stock, the conditions upon which the restrictions on the Shares of Restricted Stock will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

7.3 Terms, Conditions and Restrictions.

(a) The Committee shall impose such other terms, conditions and/or restrictions on any Shares of Restricted Stock as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Share of Restricted Stock, restrictions based on the achievement of specific performance goals (which may be based on one (1) or more of the Performance Criteria), time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock.

(b) To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

(c) Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Shares of Restricted Stock shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

7.4 Rights Associated with Restricted Stock during Restricted Period. During any restricted period applicable to Shares of Restricted Stock:

(a) Such Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

(b) Unless otherwise provided in the related Award Agreement, (i) the Participant shall be entitled to exercise full voting rights associated with such Shares of Restricted Stock and (ii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Shares of Restricted Stock during the restricted period; provided, however, that receipt of any such dividends or other distributions will be subject to the same terms and conditions as the Shares of Restricted Stock with respect to which they are paid.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1 Grant of Other Stock-Based Awards. Subject to the terms and conditions of the Plan, Other Stock-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Stock-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, the Shares, and shall be in such form as the Committee shall determine, including without limitation, (a) unrestricted Shares or (b) time-based or performance-based restricted stock units that are settled in Shares and/or cash.

8.2 Award Agreement. Each Other Stock-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Stock-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

8.3 Form of Settlement. An Other Stock-Based Award may be settled in full Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8.4 Dividend Equivalents. Awards of Other Stock-Based Awards may provide the Participant with dividend equivalents, as determined by the Committee in its sole discretion and set forth in the related Award Agreement.

ARTICLE IX

PERFORMANCE-BASED AWARDS

Subject to the terms and conditions of the Plan, Performance-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions as shall be determined by the Committee in its sole discretion. Each Performance-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and other terms and conditions, as applicable, of such Award including, that the vesting and/or payment of the Award is subject to the attainment of one (1) or more Performance Criteria during a performance period established by the Committee.

ARTICLE X

TERMINATION OF EMPLOYMENT OR SERVICE

With respect to each Award granted under the Plan, the Committee shall, subject to the terms and conditions of the Plan, determine the extent to which the Award shall vest and the extent to which the Participant shall have the right to exercise and/or receive settlement of the Award on or following the Participant’s termination of employment or services with the Company and/or any of its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the related Award Agreement, need not be uniform among all Awards granted under the Plan and may reflect distinctions based on the reasons for termination. Except as otherwise provided in the Plan, the vesting conditions of an Award may only be accelerated upon the death, termination due to Disability, Retirement or involuntary termination without Cause of the Participant.

ARTICLE XI

CHANGE IN CONTROL

11.1 Effect of Change in Control. Except as otherwise provided in the related Award Agreement, in the event of a Change in Control, the Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (a) the acceleration of the vesting, settlement and/or exercisability of an Award; (b) the payment of a cash amount in exchange for the cancellation of an Award; and/or (c) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any affected Awards. Any action relating to an Award that is subject to Section 409A of the Code shall be consistent with the requirements thereof.

11.2 Golden Parachute Limitations. Except as otherwise provided in any other written agreement between the Company or any Affiliate and a Participant, including any Award Agreement, if the sum of the amounts payable under the Plan and those provided under all other plans, programs or agreements between the Participant and the Company or any Affiliate constitutes a “parachute payment” as defined in Section 280G of the Code, the Company will reduce any payments to the minimum extent necessary to avoid the imposition of an excise tax under Section 4999 of the Code or a loss of deduction under Section 280G of the Code. Any reduction pursuant to this Section 11.2 shall be made in compliance with Section 409A of the Code.

ARTICLE XII

AMENDMENT OR TERMINATION OF THE PLAN

12.1 In General. The Board or the Committee may amend or terminate the Plan at any time; provided, however, that no amendment or termination shall be made without the approval of the Company’s stockholders to the extent that (a) the amendment materially increases the benefits accruing to Participants under the Plan, (b) the amendment materially increases the aggregate number of Shares authorized for grant under the Plan (excluding an increase in the number of Shares that may be issued under the Plan as a result of Section 2.3, (c) the amendment materially modifies the requirements as to eligibility for participation in the Plan, or (d) such approval is required by any law, regulation or stock exchange rule.

12.2 Repricing. Except for adjustments made pursuant to Section 2.3 of the Plan, in no event may the Board or the Committee amend the terms of an outstanding Award to reduce the exercise price of an outstanding Option or Stock Appreciation Right or cancel an outstanding Option or Stock Appreciation Right in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right without shareholder approval.

ARTICLE XIII

TRANSFERABILITY

13.1 Except as described in Section 13.2 or as provided in a related Award Agreement, an Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution and, during a Participant’s lifetime, may be exercised only by the Participant or the Participant’s guardian or legal representative. Notwithstanding any provision contained in this Article XIII, no Award may be transferred by a Participant for value or consideration.

13.2 Unless otherwise specifically designated by the Participant in writing, a Participant’s beneficiary under the Plan shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate.

ARTICLE XIV

MISCELLANEOUS

14.1 No Right to Continue Services or to Awards. The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or services of a Participant or interfere with or limit the right of the Company or any Affiliate to terminate the services of any Employee, Director or Consultant at any time. In addition, no Employee, Director or Consultant shall have any right to be granted any Award, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards and the Committee’s interpretations and determinations with respect thereto need not be the same with respect to each Participant.

14.2 Tax Withholding.

(a) The Company or an Affiliate, as applicable, shall have the power and the right to deduct, withhold or collect any amount required by law or regulation to be withheld with respect to any taxable event arising with respect to an Award granted under the Plan. This amount may, as determined by the Committee in its sole discretion, be (i) withheld from other amounts due to the Participant, (ii) withheld from the value of any Award being settled or any Shares being transferred in connection with the exercise or settlement of an Award or (iii) withheld from the vested portion of any Award (including the Shares transferable thereunder), whether or not being exercised or settled at the time the taxable event arises, or (iv) collected directly from the Participant.

(b) Subject to the approval of the Committee, a Participant may elect to satisfy the withholding requirement, in whole or in part, by having the Company or an Affiliate, as applicable, withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction; provided that such Shares would otherwise be distributable to the Participant at the time of the withholding and if such Shares are not otherwise distributable at the time of the withholding, provided that the Participant has a vested right to distribution of such Shares at such time. All such elections shall be irrevocable and made in writing and shall be subject to any terms and conditions that the Committee, in its sole discretion, deems appropriate.

14.3 Requirements of Law. The grant of Awards and the issuance of Shares shall be subject to all applicable laws, rules and regulations (including applicable federal and state securities laws) and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Without limiting the foregoing, the Company shall have no obligation to issue Shares under the Plan prior to (a) receipt of any approvals from any governmental agencies or national securities exchange, market or quotation system that the Committee deems necessary and (b) completion of registration or other qualification of the Shares under any applicable federal or state law or ruling of any governmental agency that the Committee deems necessary.

14.4 Legends. Certificates for Shares delivered under the Plan may be subject to such stock transfer orders and other restrictions that the Committee deems advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or other recognized market or quotation system upon which the Shares are then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 14.4.

14.5 Uncertificated Shares. To the extent that the Plan provides for the issuance of certificates to reflect the transfer of Shares, the transfer of Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

14.6 Governing Law. The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of (other than laws governing conflicts of laws) the State of Ohio, except to the extent that the laws of the state in which the Company is incorporated are mandatorily applicable.

14.7 No Impact on Benefits. Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.

14.8 Rights as a Shareholder. Except as otherwise provided in the Plan or in a related Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by an Award unless and until the Participant becomes the record holder of such Shares.

14.9 Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

14.10 Section 409A of the Code.

(a) Awards granted pursuant to the Plan that are subject to Section 409A of the Code, or that are subject to Section 409A but for which an exception from Section 409A of the Code applies, are intended to comply with or be exempt from Section 409A of the Code and the Treasury Regulations promulgated thereunder, and the Plan shall be interpreted, administered and operated accordingly.

(b) If a Participant is determined to be a “specified employee” (within the meaning of Section 409A of the Code and as determined under the Company’s policy for determining specified employees), the Participant shall not be entitled to payment or to distribution of any portion of an Award that is subject to Section 409A of the Code (and for which no exception applies) and is payable or distributable on account of the Participant’s “separation from service” (within the meaning of Section 409A of the Code) until the expiration of six (6) months from the date of such separation from service (or, if earlier, the Participant’s death). Such Award, or portion thereof, shall be paid or distributed on the first (1st) business day of the seventh (7th) month following such separation from service.

(c) Nothing in the Plan shall be construed as an entitlement to or guarantee of any particular tax treatment to a Participant, and none of the Company, its Affiliates, the Board or the Committee shall have any liability with respect to any failure to comply with the requirements of Section 409A of the Code.

14.11 Savings Clause. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE XV

EFFECTIVE DATE AND TERM OF THE PLAN

The effective date of the Plan is April 20, 2010. No Incentive Stock Options shall be granted under the Plan after March 15, 2020 and no other Awards shall be granted under the Plan after the tenth anniversary of the effective date of the Plan or, if earlier, the date the Plan is terminated. Notwithstanding the foregoing, the termination of the Plan shall not preclude the Company from complying with the terms of Awards outstanding on the date the Plan terminates.

z	☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FIRST DEFIANCE FINANCIAL CORP.	{

				For	Withhold All	For All Except
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST DEFIANCE FINANCIAL CORP. ANNUAL MEETING OF SHAREHOLDERS April 20, 2010 2:00 p.m. local time		1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM EXPIRING IN 2013.	☐	☐	☐
Nominee’s for a three-year term expiring in 2013:
John L. Bookmyer, Stephen L. Boomer, Peter A. Diehl and William J. Small

The undersigned hereby appoints the Board of Directors of First Defiance Financial Corp. (the “Company”) as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 5, 2010 at the Annual Meeting of Shareholders to be held at the Operations Center of its subsidiary, First Federal Bank, located at 25600 Elliott Road, Defiance, Ohio 43512, on Tuesday, April 20, 2010, at 2:00 p.m., Eastern Time, and any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
				For	Against	Abstain
		2.	Resolved, that the Shareholders approve the compensation of First Defiance’s executives named in the Summary Compensation Table of the Company’s 2010 Proxy Statement, as described in the “Compensation Discussion and Analysis ”, the compensation tables and the related disclosure contained on pages 14-30 in the Proxy Statement.	☐	☐	☐
				For	Against	Abstain
		3.	Resolved, that the Shareholders approve the adoption of First Defiance’s 2010 Equity Incentive Plan, a copy of which is included as Annex A in the Proxy Statement.	☐	☐	☐

		4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.
Please be sure to date and sign this proxy card in the box below.	Date

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS SPECIFIED IN PROPOSAL 1, “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, “FOR” THE APPROVAL OF THE COMPANY’S 2010 EQUITY INCENTIVE PLAN AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Sign above

x	y

Ã	Detach above card, sign, date and mail in postage paid envelope provided.	Ã

FIRST DEFIANCE FINANCIAL CORP.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, write in the full corporate or partnership name and have the President or other authorized officer sign. If shares are held jointly, each holder should sign, but only one signature is required.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
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3874

INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

FIRST DEFIANCE FINANCIAL CORP.

ANNUAL MEETING OF SHAREHOLDERS

April 20, 2010

2:00 p.m. local time

The undersigned hereby appoints the Board of Directors of First Defiance Financial Corp. (the “Company”) as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 5, 2010 at the Annual Meeting of Shareholders to be held at the Operations Center of its subsidiary, First Federal Bank, located at 25600 Elliott Road, Defiance, Ohio 43512, on Tuesday, April 20, 2010, at 2:00 p.m., Eastern Time, and any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE

ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE

INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

Ä	FOLD AND DETACH HERE	Ä

FIRST DEFIANCE FINANCIAL CORP. — ANNUAL MEETING, APRIL 20, 2010

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-888-216-1302 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/def and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

3874

z	☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FIRST DEFIANCE FINANCIAL CORP.	Annual Meeting of Stockholders APRIL 20, 2010	{

		For	Withhold All	For All Except
1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM EXPIRING IN 2013. Nominees for a three-year term expiring in 2013:	☐	☐	☐

(01) John L. Bookmyer	(02) Stephen L. Boomer
(03) Peter A. Diehl	(04) William J. Small

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

		For	Against	Abstain
2.

Resolved, that the Shareholders approve the compensation of First Defiance’s executives named in the Summary Compensation Table of the Company’s 2010 Proxy Statement, as described in the “Compensation Discussion

		☐	☐	☐
and Analysis”, the compensation tables and the related disclosure contained on pages 14-30 in the Proxy Statement.

		For	Against	Abstain
3.	Resolved, that the Shareholders approve the adoption of First Defiance’s 2010 Equity Incentive Plan, a copy of which is included as Annex A in the Proxy Statement.	☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
The Board of Directors recommends a vote “FOR” proposals 1, 2 and 3 listed above.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS SPECIFIED IN PROPOSAL 1, “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, “FOR” THE APPROVAL OF THE COMPANY’S 2010 EQUITY INCENTIVE PLAN AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Mark here if you plan to attend the meeting	☐

Mark here for address change and note change	☐

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, write in the full corporate or partnership name and have the President or other authorized officer sign. If shares are held jointly, each holder should sign, but only one signature is required.

x	IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW	y

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
Ã		Ã
PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00 a.m., April 20, 2010. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Internet
Vote by Telephone	anytime prior to
Call Toll-Free on a Touch-Tone Phone anytime prior to	3:00 a.m., April 20, 2010 go to
3:00 a.m., April 20, 2010.	https://www.proxyvotenow.com/def
1-888-216-1302

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS :	Access at https://www.proxyvotenow.com/def

Your vote is important!